UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06501

Name of Fund:  BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

            Michigan Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2013

Date of reporting period: 07/31/2013

Item 1 –	Report to Stockholders

JULY 31, 2013

ANNUAL REPORT

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2013

Municipal Market Conditions

During the majority of the period, municipal bond supply was met with strong demand as investors were starved for yield in the low-rate, low-return environment. Investors poured into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

However, municipal bond funds saw robust outflows in the last three months of the period, leaving net flows essentially flat for the 12-month period as a whole (based on data from the Investment Company Institute). Market conditions turned less favorable in May when signals from the US Federal Reserve suggesting a retrenchment of its bond-buying stimulus program led to rising interest rates and waning demand. (Bond prices fall as rates rise.) High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May, June and July. However, from a historical perspective, total new issuance for the 12 months ended July 31, 2013 remained relatively strong at $358 billion (down modestly from the $369 billion issued in the prior 12-month period). A significant portion of new supply during this period (roughly 60%) was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable-municipal issuance was up 58% year-over-year.

S&P Municipal Bond Index
Total Returns as of July 31, 2013
6 months: (4.11)%
12 months: (1.99)%

A Closer Look at Yields

From July 31, 2012 to July 31, 2013, municipal yields increased by 136 basis points (“bps”) from 2.84% to 4.20% on AAA-rated 30-year municipal bonds, while increasing 101 bps from 1.66% to 2.67% on 10-year bonds and rising another 62 bps from 0.65% to 1.27% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 122 bps and the spread between 2- and 10-year maturities widened by 87 bps.

During the same time period, US Treasury rates rose by 109 bps on 30-year and 111 bps on 10-year bonds, while moving up 80 bps in 5-years. Accordingly, tax-exempt municipal bonds moderately outperformed Treasuries in the short and intermediate portion of the yield curve. This outperformance was driven largely by a supply/demand imbalance within the municipal market while evidence of a recovering domestic economy coupled with the removal of certain political and tax policy uncertainties pushed interest rates higher. Additionally, as higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment of low absolute rates as the asset class is known for its lower volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 13 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this fragile economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (VRDP Shares and VMTP Shares are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund voluntarily limits its economic leverage to 45% of its total managed assets. As of July 31, 2013, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUE	42%
MCA	41%
MYM	40%
MYN	41%
MYI	41%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	5

Fund Summary as of July 31, 2013	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2013, the Fund returned (16.08)% based on market price and (7.41)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (14.54)% based on market price and (5.78)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV.

•

The Fund’s longer duration holdings (those with greater sensitivity to interest rate movements) hindered results as the yield curve began to steepen in 2013 (rates on longer-dated bonds rose more than rates on shorter-dated securities). This especially impacted the Fund’s holdings in the water and sewer, utilities, transportation and education sectors. Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings. The Fund’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities.

•

Contributing positively to the Fund’s performance was its use of derivatives to hedge against interest rate risk. Specifically, short positions in US Treasury financial futures enhanced results as interest rates increased during the period. Additionally, the Fund’s holdings in pre-refunded bonds with terms of up to five years added to returns as investors seeking protection amid interest rate volatility moved down the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2013 ($12.32)[1]	6.87%
Tax Equivalent Yield[2]	12.14%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Economic Leverage as of July 31, 2013[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniHoldings Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$12.32	$15.55	(20.77)%	$16.22	$12.13
Net Asset Value	$13.27	$15.18	(12.58)%	$15.89	$13.11

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
Transportation	28%	21%
County/City/Special District/School District	25	28
Utilities	21	17
State	9	15
Health	8	10
Education	6	6
Tobacco	2	1
Housing	1	2

Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	7%	16%
AA/Aa	65	63
A	28	20
BBB/Baa	—	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2013	—
2014	4%
2015	2
2016	2
2017	3

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	7

Fund Summary as of July 31, 2013	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2013, the Fund returned (12.83)% based on market price and (5.41)% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of (12.17)% based on market price and (4.63)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund posted a negative return as bond prices broadly declined in the rising interest rate environment. The Fund’s exposure to bonds with longer maturities, which tend to have higher durations (greater sensitivity to interest rate movements), particularly hurt performance during the period. Additionally, leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings. As rates rose rather significantly in the latter part of the period, pushing bond prices down indiscriminately, California school districts and the education and utilities sectors were especially exposed to price depreciation. To a degree, this represented an unwinding of the positive performance in these segments when rates fell in prior periods.

•

While the Fund’s cash reserves were generally maintained at a minimal level, to the extent reserves were held, these holdings were low-yielding products that provided liquidity to the Fund although they offered no return potential. The Fund’s use of derivatives to hedge against interest rate risk helped performance. Specifically, short positions in US Treasury financial futures enhanced results as rates increased during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2013 ($13.66)[1]	6.68%
Tax Equivalent Yield[2]	13.61%
Current Monthly Distribution per Common Share[3]	$0.076
Current Annualized Distribution per Common Share[3]	$0.912
Economic Leverage as of July 31, 2013[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniYield California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$13.66	$16.59	(17.66)%	$17.19	$13.48
Net Asset Value	$14.83	$16.60	(10.66)%	$17.18	$14.65

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
County/City/Special District/School District	39%	42%
Utilities	26	26
Education	12	10
Health	9	10
Transportation	9	8
State	5	4

Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	10%	11%
AA/Aa	76	76
A	14	13

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2013	—
2014	1%
2015	12
2016	9
2017	16

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	9

Fund Summary as of July 31, 2013	BlackRock MuniYield Michigan Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund II, Inc.’s (MYM) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2013, the Fund returned (14.99)% based on market price and (6.99)% based on NAV. For the same period, the closed-end Lipper Michigan Municipal Debt Funds category posted an average return of (15.45)% based on market price and (7.40)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Exposure to the long end of the yield curve hurt returns as rates increased more in the long end than in the short end of the curve. The Fund’s credit exposure had a net negative impact on results as spreads generally widened during the period. Specifically, spreads widened on the Fund’s holdings of Puerto Rico Sales Tax Revenue Bonds. (Interest rates on lower quality bonds increased more than on higher quality municipal bonds.) Additionally, the Fund’s fundamental exposure to Michigan-based municipal issuers detracted from performance as the city of Detroit’s bankruptcy filing toward the end of the reporting period led to a widening of credit spreads on most Michigan municipal bonds. Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings.

•

Contributing positively to performance was the Fund’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. The Fund’s short position in US Treasury futures as a strategy for hedging interest rate risk enhanced results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYM
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2013 ($11.64)[1]	7.11%
Tax Equivalent Yield[2]	13.12%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of July 31, 2013[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniYield Michigan Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$11.64	$14.52	(19.83)%	$15.74	$11.52
Net Asset Value	$13.28	$15.14	(12.29)%	$15.63	$13.17

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
County/City/Special District/School District	25%	27%
Education	16	12
Health	15	18
Utilities	15	14
State	14	14
Transportation	9	8
Housing	4	4
Corporate	2	3

Credit Quality Allocation[1]	7/31/13		7/31/12
AAA/Aaa	1%		1%
AA/Aa	76		74
A	22		20
BBB/Baa	1		4
Not Rated	—	[2]	1

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2013, the market value of these securities was $164,281, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	2%
2014	10
2015	11
2016	5
2017	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	11

Fund Summary as of July 31, 2013	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2013, the Fund returned (13.40)% based on market price and (7.33)% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of (14.17)% based on market price and (6.42)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s long duration posture (sensitivity to interest rate movements) was detrimental to performance as rates increased over the period. (Bond prices fall when yields rise.) The Fund’s holdings were more concentrated on the long end of the yield curve which hurt returns as the yield curve steepened (rates on longer-dated bonds rose more than rates on shorter-dated bonds). The Fund’s exposure to Puerto Rico credits hurt performance as the credit quality of the island’s municipal issuers has deteriorated and the bonds have underperformed. The Fund’s zero-coupon holdings, which have longer durations for their respective maturities, also negatively impacted performance. Additionally, leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings.

•	Contributing positively to performance was the Fund’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2013 ($12.34)[1]	6.90%
Tax Equivalent Yield[2]	13.99%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of July 31, 2013[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.67%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$12.34	$15.11	(18.33)%	$16.30	$12.18
Net Asset Value	$13.17	$15.07	(12.61)%	$15.50	$13.03

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
County/City/Special District/School District	28%	30%
Transportation	26	26
Education	14	13
State	11	10
Utilities	9	9
Health	6	6
Housing	4	3
Corporate	2	2
Tobacco	—	1

Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	15%	13%
AA/Aa	49	48
A	33	29
BBB/Baa	2	9
BB/Ba	1	1
Not Rated[2]	—	—

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2013 and July 31, 2012, the market value of these securities was $2,889,618 and $3,070,810, respectively, each representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	6%
2014	10
2015	14
2016	5
2017	10

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	13

Fund Summary as of July 31, 2013	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended July 31, 2013, the Fund returned (14.21)% based on market price and (5.66)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (14.54)% based on market price and (5.78)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Exposure to the long end of the yield curve hurt returns as rates increased more in the long end than in the short end of the curve. The Fund’s credit exposure had a net negative impact on results as spreads generally widened during the period. Specifically, spreads widened on the Fund’s holdings of Puerto Rico Sales Tax Revenue Bonds. (Interest rates on lower quality bonds increased more than on higher quality municipal bonds.) Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings.

•

Contributing positively to performance was the Fund’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. The Fund’s short position in US Treasury futures as a strategy for hedging interest rate risk enhanced results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2013 ($12.80)[1]	6.75%
Tax Equivalent Yield[2]	11.93%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Economic Leverage as of July 31, 2013[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$12.80	$15.81	(19.04)%	$16.54	$12.66
Net Asset Value	$13.64	$15.32	(10.97)%	$15.89	$13.53

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
Transportation	27%	27%
State	18	23
County/City/Special District/School District	17	12
Utilities	17	16
Health	9	9
Education	9	8
Housing	2	4
Corporate	1	1

Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	10%	11%
AA/Aa	62	64
A	26	22
BBB/Baa	1	3
Not Rated	1	—

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2013	2%
2014	11
2015	1
2016	5
2017	17

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	15

Schedule of Investments July 31, 2013	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.2%
Alabama Incentives Financing Authority, RB, Series A, 5.00%, 9/01/42	$1,710	$1,717,370
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	5,225	5,890,717
Birmingham Water Works Board, RB, Series B, 5.00%, 1/01/38	895	902,321
Selma IDB, RB, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	940,865

		9,451,273
Arizona — 1.5%
Arizona Board of Regents, COP, Refunding, University of Arizona, Series C, 5.00%, 6/01/28	4,180	4,380,389
California — 14.8%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	5,050	5,371,937
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	2,865	3,215,733
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.50%, 3/01/30	4,045	4,238,756
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	2,800	2,962,568
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	3,500	3,806,215
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 8/01/35	1,875	1,985,606
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	5,000	5,206,350
Election of 2008, Series C, 5.25%, 8/01/39	2,000	2,120,560
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,675	1,745,903
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	2,670	2,814,714
Sacramento Municipal Utility District, RB, Series A, 5.00%, 8/15/37	2,665	2,721,924
San Francisco City & County Airports Commission, RB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,250	1,255,288
Municipal Bonds	Par (000)	Value
California (concluded)
San Francisco City & County Airports Commission, Refunding RB, Second Series A, AMT:
5.50%, 5/01/28	$1,800	$1,918,710
5.25%, 5/01/33	1,410	1,447,774
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	3,175	3,522,472

		44,334,510
Colorado — 2.9%
City & County of Denver Colorado, ARB, Airport System, Series A, AMT:
5.50%, 11/15/28	1,500	1,569,465
5.50%, 11/15/30	565	583,786
5.50%, 11/15/31	675	694,717
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	3,300	3,655,608
Regional Transportation District, RB, Fastracks Project, Series A, 5.00%, 11/01/37	2,145	2,225,266

		8,728,842
Florida — 17.4%
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/26	2,000	2,207,400
County of Lee Florida, Refunding RB, Series A, AMT, 5.38%, 10/01/32	2,500	2,530,850
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29 (a)	4,730	5,040,430
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A, AMT (AGM):
5.25%, 10/01/41	4,610	4,576,116
5.50%, 10/01/41	4,180	4,351,380
County of Miami-Dade Florida Aviation, Refunding RB, Series A, AMT:
5.00%, 10/01/31	5,155	5,058,138
5.00%, 10/01/32	5,000	4,879,250
County of Osceola Florida School Board, COP, Refunding, Series A, 5.00%, 6/01/28	1,130	1,170,793
Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	2,215	2,155,970
JEA Florida Electric System, Refunding RB, Sub-Series C, 5.00%, 10/01/37	3,180	3,243,059
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	7,600	8,057,216

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ACA	American Capital Access Holding Ltd.	GARB	General Airport Revenue Bonds
	AGC	Assured Guarantee Corp.	GO	General Obligation Bonds
	AGM	Assured Guaranty Municipal Corp.	HDA	Housing Development Authority
	AMBAC	American Municipal Bond Assurance Corp.	HFA	Housing Finance Agency
	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
	ARB	Airport Revenue Bonds	IDB	Industrial Development Board
	BARB	Building Aid Revenue Bonds	IDRB	Industrial Development Revenue Bonds
	BHAC	Berkshire Hathaway Assurance Corp.	LRB	Lease Revenue Bonds
	BOCES	Board of Cooperative Educational Services	NPFGC	National Public Finance Guarantee Corp.
	CAB	Capital Appreciation Bonds	PILOT	Payment in Lieu of Taxes
	COP	Certificates of Participation	Q-SBLF	Qualified School Bond Loan Fund
	EDA	Economic Development Authority	RB	Revenue Bonds
	EDC	Economic Development Corp.	S/F	Single-Family
	ERB	Education Revenue Bonds	SONYMA	State of New York Mortgage Agency
	FHA	Federal Housing Administration	Syncora	Syncora Guarantee
	GAB	Grant Anticipation Bonds

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Tampa-Hillsborough County Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	$1,500	$1,503,150
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	6,965	7,347,518

		52,121,270
Georgia — 2.7%
Augusta Georgia Water & Sewerage Revenue, RB, (AGM), 5.25%, 10/01/34	6,290	6,524,366
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, AMT:
5.00%, 1/01/37	1,500	1,477,545
5.00%, 1/01/42	220	212,863

		8,214,774
Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Mortgage, Series E, AMT, 6.00%, 1/01/32	225	225,230
Illinois — 13.6%
Chicago Illinois Board of Education, GO, Series A. 5.50%, 12/01/39	3,405	3,512,598
Chicago Illinois Board of Education, GO, Refunding, Chicago School Reform Board Series A (NPFGC), 5.50%, 12/01/26	895	963,969
Chicago Illinois Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	3,400	3,679,514
Sales Tax Receipts Revenue, 5.25%, 12/01/36	1,060	1,085,058
Sales Tax Receipts Revenue, 5.25%, 12/01/40	5,235	5,333,628
City of Chicago Illinois, GARB O’Hare International Airport Third Lien:
Series A, 5.75%, 1/01/39	2,000	2,080,600
Series C, 6.50%, 1/01/41	9,085	10,695,498
City of Chicago Illinois, Refunding RB:
Sales Tax Revenue, Series A, 5.25%, 1/01/38	1,310	1,365,099
Second Lien, Water Project, 5.00%, 11/01/42	2,440	2,402,936
Illinois Finance Authority, RB, University of Chicago, Series B, 5.50%, 7/01/37	1,000	1,072,170
Illinois Finance Authority, Refunding RB, North Western Memorial Healthcare, 5.00%, 8/15/37	755	768,167
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,350	2,612,354
6.00%, 6/01/28	670	731,064
State of Illinois, GO:
5.50%, 7/01/33	1,000	1,012,910
5.50%, 7/01/38	700	705,817
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	2,500	2,704,400

		40,725,782
Indiana — 1.1%
Indiana Finance Authority, RB, Private Activity Bonds (Ohio River Bridges), AMT:
5.00%, 7/01/40	460	432,165
5.00%, 7/01/44	475	425,016
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,370	2,482,717

		3,339,898
Municipal Bonds	Par (000)	Value
Louisiana — 1.8%
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/38	$1,230	$1,216,126
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.50%, 5/15/28	1,890	1,998,807
5.50%, 5/15/29	2,020	2,120,737

		5,335,670
Massachusetts — 0.6%
Massachusetts School Building Authority, RB, Senior Series A, 5.00%, 5/15/43	1,600	1,662,672
Michigan — 4.4%
City of Detroit Michigan, Refunding RB, Sewage Disposal System Senior Lien (AGM):
Series B, 7.50%, 7/01/33	1,330	1,428,314
Series C-1, 7.00%, 7/01/27	4,180	4,409,983
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	3,420	3,513,913
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,115	3,760,802

		13,113,012
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,975	2,274,766
Mississippi — 3.7%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,920	2,236,301
Mississippi Development Bank, Refunding RB, Series A:
Jackson Mississippi Water & Sewer System (AGM), 5.00%, 9/01/30	4,930	5,145,589
Jackson Public School District Project, 5.00%, 4/01/28	2,000	2,044,500
University of Southern Mississippi, Refunding RB, S.M. Educational Building Corp., Residence Hall Construction Project:
5.00%, 3/01/33	690	716,047
5.00%, 3/01/38	940	960,793

		11,103,230
Missouri — 0.3%
The Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/28 (a)	755	797,831
Nevada — 1.5%
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	3,210	3,324,661
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	1,300	1,301,703

		4,626,364
New Jersey — 6.8%
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,625	6,814,607
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	3,400	3,485,986
New Jersey Transportation Trust Fund Authority, RB, Transportation System Series A:
5.50%, 6/15/41	3,030	3,185,742

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	17

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System Series A (concluded):
(AGC), 5.63%, 12/15/28	$2,930	$3,316,643
Rutgers State University of New Jersey, Refunding RB:
Series J, 5.00%, 5/01/32	2,100	2,224,509
Series L, 5.00%, 5/01/32	1,300	1,377,077

		20,404,564
New York — 7.2%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	940	998,007
New York City Municipal Water Finance Authority, Refunding RB, Series EE:
Fiscal 2009, 5.25%, 6/15/40	6,930	7,242,474
Second General Resolution, 5.38%, 6/15/43	2,220	2,349,160
New York City Transitional Finance Authority, BARB, Sub-Series S-2A, 5.00%, 7/15/30	4,045	4,270,266
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.25%, 10/15/27	6,250	6,535,187

		21,395,094
Ohio — 1.0%
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	475	476,454
Ohio State Turnpike Commission, RB, Junior Lien Infrastructure Projects, Series A-1 (a):
5.25%, 2/15/30	1,125	1,188,045
5.25%, 2/15/31	1,125	1,182,701

		2,847,200
Pennsylvania — 1.2%
Pennsylvania Turnpike Commission, RB, Motor License Fund, Enhanced Turnpike Subordinate Special, Series A, 5.00%, 12/01/31	3,360	3,489,293
Puerto Rico — 2.1%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	3,210	3,269,899
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	3,015	2,889,184

		6,159,083
South Carolina — 5.4%
Charleston Educational Excellence Finance Corp., Refunding RB, Charleston County School, 5.00%, 12/01/29	2,615	2,755,112
City of North Charleston South Carolina, RB, Public Facilities Corp. Installment Purchase, 5.00%, 6/01/35	3,380	3,464,703
South Carolina State Public Service Authority, RB, Series A (AMBAC), 5.00%, 1/01/42	7,000	7,182,630
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38	2,500	2,682,375

		16,084,820
Texas — 21.2%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37 (a)	2,345	2,469,402
City of Brownsville Texas Utilities System, Refunding RB, Series A, 5.00%, 9/01/29	2,060	2,155,337
City of Houston Texas Utility System, Refunding RB, First Lien, Series A (AGC), 6.00%, 11/15/35	6,700	7,616,158
Municipal Bonds	Par (000)	Value
Texas (concluded)
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	$4,555	$4,805,069
Dallas-Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/42	3,425	3,233,988
Dallas-Fort Worth International Airport, RB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	2,200	2,090,924
Lower Colorado River Authority, Refunding RB:
Series A, 5.00%, 5/15/29	1,500	1,566,030
Series B, 5.00%, 5/15/37	2,600	2,657,330
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	7,000	7,494,130
North Texas Tollway Authority, Refunding RB, First Tier System:
(NPFGC), 5.75%, 1/01/40	11,575	12,327,491
Series A (NPFGC), 5.63%, 1/01/33	10,975	11,637,341
Series B (NPFGC), 5.75%, 1/01/40	1,000	1,065,010
Series K-2 (AGC), 6.00%, 1/01/38	1,000	1,076,830
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	3,000	3,273,420

		63,468,460
Virginia — 1.3%
Lexington IDA, RB, Washington & Lee University, 5.00%, 1/01/43	945	979,105
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (b)	2,195	2,763,878

		3,742,983
Washington — 2.5%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	2,400	2,544,840
Spokane Public Facilities District, RB, Hotel/Motel & Sales/Use Tax, Series A, 5.00%, 12/01/38	3,065	3,043,024
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	1,865	1,988,631

		7,576,495
Total Municipal Bonds — 119.1%		355,603,505

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 1.3%
Mobile Board of Water & Sewer Commissioners, RB, (NPFGC), 5.00%, 1/01/31	3,750	3,873,600
California — 2.4%
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,189	5,561,398
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	1,500	1,550,611

		7,112,009
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	9,410	9,367,467
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (d)	1,700	1,904,109

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Florida — 8.5%
City of St. Petersburg Florida, Refunding RB, (NPFGC), 5.00%, 10/01/35	$6,493	$6,579,711
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	12,500	13,944,750
County of Miami-Dade Florida, Refunding RB, Transit System, Sales Surtax, 5.00%, 7/01/42	3,400	3,438,896
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	1,215	1,271,109

		25,234,466
Illinois — 7.2%
City of Chicago Illinois, ARB, O’Hare International Airport, Series A (AGM), 5.00%, 1/01/38	15,000	15,052,350
City of Chicago Illinois Refunding RB, Water System, Second Lien (AGM), 5.25%, 11/01/33	3,969	4,050,470
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	2,478	2,507,765

		21,610,585
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,514,842
Massachusetts — 3.5%
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series B, 5.00%, 10/15/41	5,080	5,259,375
Series A (AGM), 5.00%, 8/15/15 (b)	644	678,092
Series A (AGM), 5.00%, 8/15/30	4,350	4,583,882

		10,521,349
Nevada — 6.9%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	10,000	11,320,100
Series B, 5.50%, 7/01/29	8,247	9,359,166

		20,679,266
New Jersey — 1.9%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,861	4,025,791
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (d)	1,500	1,558,021

		5,583,812
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New York — 7.1%
New York City Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 6/15/45	$5,958	$6,112,379
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,300	2,393,362
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	7,515	7,808,268
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	4,400	4,764,012

		21,078,021
Texas — 3.1%
Tarrant County Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	4,296	4,271,695
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	4,995	5,053,891

		9,325,586
Utah — 0.8%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,504	2,504,340
Washington — 1.6%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	4,694	4,861,203
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 48.9%		146,170,655
Total Long-Term Investments (Cost — $493,964,228) — 168.0%		501,774,160

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	16,070,448	16,070,448
Total Short-Term Securities (Cost — $16,070,448) — 5.4%		16,070,448
Total Investments (Cost — $510,034,676) — 173.4%		517,844,608
Liabilities in Excess of Other Assets — (2.3%)		(6,984,661)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.2%)		(81,152,802)
VMTP Shares, at Liquidation Value — (43.9%)		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$298,707,145

Notes to Schedule of Investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$2,370,746	$3,015
Morgan Stanley & Co. LLC	$5,040,430	$(60,165)
Royal Bank of Canada	$797,831	$(9,128)
Wells Fargo Securities, LLC	$2,469,402	$9,919

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	19

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

(d)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $4,822,872.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
FFI Institutional Tax-Exempt Fund	—	16,070,448	16,070,448	$1,345

(f)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$501,774,160	—	$501,774,160
Short-Term Securities	$16,070,448	—	—	16,070,448

Total	$16,070,448	$501,774,160	—	$517,844,608

[1] See above Schedule of Investments for values in each state or political subdivision.
Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(8,272)	—	$(8,272)
TOB trust certificates	—	(81,123,028)	—	(81,123,028)
VMTP Shares	—	(131,000,000)	—	(131,000,000)

Total	—	$(212,131,300)	—	$(212,131,300)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments July 31, 2013	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 92.3%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,703,191
County/City/Special District/School District — 33.7%
Bay Area Governments Association, Refunding RB, California Redevelopment Agency Pool, Series A (AGM), 6.00%, 12/15/24	255	259,972
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/29	3,360	3,882,917
Chabot-Las Positas Community College District, GO, CAB, Series C (AMBAC), 5.99%, 8/01/37 (a)	10,000	2,425,600
Coast Community College District, GO, Refunding, Election of 2012, Series A, 5.00%, 8/01/38	9,540	9,944,114
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,251,020
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,500	2,812,225
Grossmont Union High School District, GO, Election of 2008, Series C, 5.50%, 8/01/33	1,880	2,035,326
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	7,000	7,266,770
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC), 5.00%, 7/01/27	4,000	4,203,240
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,045	2,213,549
Los Rios Community College District, GO, Election of 2008, Series B:
5.00%, 8/01/30	1,905	2,004,555
5.00%, 8/01/31	3,200	3,353,984
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series 2013A, 5.00%, 8/01/34 (b)	4,500	4,628,430
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/41	8,140	8,613,585
Orange County Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,632,100
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	9,045	9,679,868
Orchard School District, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/34	7,490	7,845,326
Oxnard Union High School District California, GO, Refunding, Series A (NPFGC), 6.20%, 8/01/30	9,645	10,393,259
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM):
5.50%, 8/01/34	2,000	2,156,280
5.63%, 8/01/39	4,500	4,865,445
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,306,150
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	2,145	2,227,111
San Jose Financing Authority, LRB Series A:
Convention Center Expansion & Renovation Project, 5.75%, 5/01/36	2,570	2,760,257
Convention Center Expansion & Renovation Project, 5.75%, 5/01/42	4,500	4,773,600
San Jose Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/39	21,325	21,372,768
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 8/01/34	6,475	6,734,583
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
San Leandro Unified School District California, GO, Election 2010, Series A, 5.75%, 8/01/41	$3,000	$3,241,260
Santa Maria Joint Union High School District, GO, Election of 2004, 5.00%, 8/01/33	3,710	3,867,156
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,600	6,204,912
Southwestern Community College District, GO, Election of 2008, Series C, 5.25%, 8/01/36	2,625	2,750,659
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 8/01/41	7,680	8,313,677
West Contra Costa Unified School District California, GO, Election of 2010, Series A (AGM), 5.25%, 8/01/41	6,140	6,288,956
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	4,300	4,716,670

		172,025,324
Education — 4.0%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,500	2,725,475
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,165	2,376,152
5.75%, 8/01/35	8,400	9,343,236
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	5,450	5,633,665

		20,078,528
Health — 15.7%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare, Series A, 6.00%, 8/01/30	2,345	2,595,728
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	8,544,455
Providence Health Services, Series B, 5.50%, 10/01/39	4,105	4,415,010
Sutter Health, Series A, 5.25%, 11/15/46	9,470	9,403,805
Sutter Health, Series B, 6.00%, 8/15/42	7,715	8,659,470
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	2,220	2,514,860
Catholic Healthcare West, Series A, 6.00%, 7/01/39	5,500	6,230,510
Stanford Hospital, Series A-3, 5.50%, 11/15/40	3,000	3,165,060
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	21,000	20,746,320
Kaiser Permanente, Series B, 5.25%, 3/01/45	6,000	6,001,140
Sutter Health, Series A, 6.00%, 8/15/42	4,460	5,005,993
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series D (BHAC), 5.50%, 7/01/31	865	943,663
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,000	1,975,960

		80,201,974

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	21

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Housing — 0.0%
California Rural Home Mortgage Finance Authority, Mortgage-Backed Securities Program, RB, Series A, AMT (Ginnie Mae), 6.35%, 12/01/29	$40	$40,529
County of San Bernardino California, Refunding RB, Home Mortgage-Backed Securities, Series A-1, AMT (Ginnie Mae), 6.25%, 12/01/31	80	84,694

		125,223
State — 7.9%
California State Public Works Board, RB, Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,247,621
State of California, GO, Various Purpose:
6.00%, 3/01/33	7,000	7,985,460
5.00%, 9/01/36	4,075	4,170,436
6.00%, 4/01/38	17,615	19,706,253
6.00%, 11/01/39	3,455	3,902,803

		40,012,573
Transportation — 13.6%
Bay Area Toll Authority, RB, San Francisco Bay Area Toll Bridge, 0.96%, 4/01/45 (c)	2,600	2,578,446
City of San Jose California, Refunding ARB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,532,356
County of Orange California, ARB, Series B, 5.75%, 7/01/34	5,000	5,490,850
County of Sacramento California, ARB, Senior Series B, AMT (AGM), 5.25%, 7/01/33	7,555	7,771,904
County of Sacramento California, ARB, Airport System, Subordinated and Passenger Facility Charges/Grant, Series C (AGC), 5.75%, 7/01/39	5,505	6,108,403
Los Angeles Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, 5.25%, 5/15/29	3,760	4,080,465
Los Angeles Harbor Department, RB, Series B:
5.25%, 8/01/34	5,530	5,964,050
5.25%, 8/01/39	2,490	2,647,741
San Diego County Regional Airport Authority, Refunding RB, Series B, 5.00%, 7/01/40	6,350	6,397,752
San Francisco City & County Airports Commission, RB:
Series E, 6.00%, 5/01/39	9,650	10,978,708
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,000	1,004,230
Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.13%, 1/01/27	985	988,241
San Francisco City & County Airports Commission, Refunding RB, AMT, Second:
Series 34E (AGM), 5.75%, 5/01/24	5,000	5,620,050
Series A, 5.25%, 5/01/33	1,435	1,473,444
Series 34E (AGM), 5.75%, 5/01/25	3,500	3,881,010
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,415	2,699,704

		69,217,354
Utilities — 16.9%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	5,000	5,391,700
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A:
5.00%, 6/01/28	2,000	2,138,620
5.00%, 6/01/32	3,000	3,119,100
Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A (concluded):
5.00%, 6/01/34	$4,000	$4,212,520
5.00%, 6/01/35	8,000	8,385,840
City of Manteca California, Refunding RB, Water, 5.00%, 7/01/33	2,985	3,056,043
City of Sacramento California, RB:
Wastewater System, 5.00%, 9/01/42	2,085	2,121,279
Water, 5.00%, 9/01/42	2,000	2,039,620
City of San Francisco California, Refunding RB, Public Utilities Water Commission, Series A, 5.25%, 11/01/31	6,280	6,681,355
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,494,800
East Bay Municipal Utility District, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/37	4,000	4,158,960
Sub-Series A, 5.00%, 6/01/30	5,000	5,353,800
Sub-Series A (AGM), 5.00%, 6/01/37	10,000	10,397,400
Sub-Series A (AMBAC), 5.00%, 6/01/33	3,000	3,211,620
Imperial Irrigation District, Refunding RB, Electric System, 5.13%, 11/01/38	5,745	5,888,568
Los Angeles Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	8,000	8,457,120
San Diego County Water Authority, COP, Refunding, Series (AGM), 5.00%, 5/01/38	4,895	4,964,362
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.25%, 5/15/34	2,000	2,114,700

		86,187,407
Total Municipal Bonds — 92.3%		470,551,574

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
California — 75.0%
County/City/Special District/School District — 31.2%
Arcadia Unified School District California, GO, Election of 2006, Series A (AGM), 5.00%, 8/01/37	7,925	8,047,356
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	12,150	12,354,849
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	26,438	27,528,590
Election of 2001, Series A (AGM), 5.00%, 8/01/32	12,000	12,495,240
Election of 2003, Series E (AGM), 5.00%, 8/01/31	7,497	7,928,113
Election of 2003, Series F-1, 5.00%, 8/01/33	12,000	12,447,600
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,596	11,109,134
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC), 5.00%, 7/01/35	6,828	7,077,376
Los Angeles County Sanitation Districts Financing Authority, Refunding RB, Capital Project 14 (BHAC), 5.00%, 10/01/34	4,998	5,102,915
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,089,800

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	$10,000	$10,565,200
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	7,550	7,804,511
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC):
5.00%, 7/01/30	19,630	20,561,443
5.00%, 7/01/34	10,497	10,870,529

		158,982,656
Education — 16.2%
California State University, Refunding RB, Systemwide, Series C (NPFGC), 5.00%, 11/01/35	20,000	20,267,600
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	11,604,010
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,071,520
Series L, 5.00%, 5/15/40	7,398	7,540,648
Series O, 5.75%, 5/15/34	11,190	12,662,455
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	21,781	22,514,868

		82,661,101
Transportation — 1.0%
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	4,999	5,073,535
Utilities — 26.6%
City of Napa California Water System, RB, (AMBAC), 5.00%, 5/01/35	9,070	9,290,310
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	15,000	15,484,500
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	7,990	8,449,265
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AGM), 5.00%, 7/01/37	13,525	13,867,844
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California (concluded)
Utilities (concluded)
Los Angeles Department of Water & Power, RB, Power System (concluded):
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	$5,029	$5,200,348
Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	7,847,550
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	15,000	15,663,750
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	9,277	9,570,464
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	8,510	8,835,593
San Diego County Water Authority, COP:
Series A (AGM), 5.00%, 5/01/30	7,350	7,650,101
Series A (AGM), 5.00%, 5/01/31	10,000	10,333,300
San Francisco City & County Public Utilities Commission, RB, Water System Improvement Project, Sub-Series A, 5.00%, 11/01/37	22,997	23,780,263

		135,973,288
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 75.0%		382,690,580
Total Long-Term Investments (Cost — $838,623,354) — 167.3%		853,242,154

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (e)(f)	2,379,292	2,379,292
Total Short-Term Securities (Cost — $2,379,292) — 0.5%		2,379,292
Total Investments (Cost — $841,002,646) — 167.8%		855,621,446
Other Assets Less Liabilities — 1.7%		9,165,892
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.9%)		(188,269,612)
VRDP Shares, at Liquidation Value — (32.6%)		(166,500,000)

Net Assets Applicable to Common Shares — 100.0%		$510,017,726

Notes to Schedule of investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Royal Bank of Canada	$4,628,430	$(54,810)

(c)	Variable rate security. Rate shown is as of report date.

(d)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF California Municipal Money Fund	4,870,908	(2,491,616)	2,379,292	$24

(f)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	23

Schedule of Investments (concluded)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund’s management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$853,242,154	—	$853,242,154
Short-Term Securities	$2,379,292	—	—	2,379,292

Total	$2,379,292	$853,242,154	—	$855,621,446

[1] See above Schedule of Investments for values in each sector.
Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(11,227)	—	$(11,227)
TOB trust certificates	—	(188,184,586)	—	(188,184,586)
VRDP Shares	—	(166,500,000)	—	(166,500,000)

Total	—	$(354,695,813)	—	$(354,695,813)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments July 31, 2013	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 133.7%
Corporate — 3.0%
Monroe County EDC, Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$3,805	$4,766,447
County/City/Special District/School District — 36.4%
Adrian City School District, GO, (AGM), 5.00%, 5/01/14 (a)	2,400	2,485,536
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.13%, 5/01/25	2,000	2,039,620
4.25%, 5/01/26	1,145	1,161,568
4.38%, 5/01/27	640	647,168
4.38%, 5/01/28	400	397,184
4.50%, 5/01/29	605	606,531
Bay City School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/36	200	200,698
Brighton Area School District Michigan, GO, School Building & Site, Series I (Q-SBLF), 4.25%, 5/01/37	1,180	1,056,183
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,250	1,366,800
5.00%, 4/01/26	1,250	1,315,338
5.00%, 4/01/27	500	530,540
Chippewa Valley Schools, GO, Refunding, Unlimited Tax (Q-SBLF), 5.00%, 5/01/32	1,220	1,275,473
City of Jackson, GO, CAB, Downtown Development (AGM), 5.53%, 6/01/26 (b)	2,710	1,346,545
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	600	621,372
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	450	473,121
5.50%, 5/01/41	830	867,167
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	400	422,088
County of St Clair, GO, Limited Tax, Refunding, 5.00%, 4/01/28	915	962,232
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	2,000	2,081,680
Eaton Rapids Public Schools Michigan, GO, School Building & Site (AGM), 5.25%, 5/01/14 (a)	2,000	2,075,500
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	1,880	1,820,780
Fraser Public School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/25	1,255	1,333,939
Gibraltar School District Michigan, GO, School Building & Site Improvement (NPFGC) (a):
5.00%, 5/01/14	585	605,984
5.00%, 5/01/14	3,065	3,174,237
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	400	424,556
5.50%, 5/01/36	800	842,168
5.50%, 5/01/41	1,000	1,045,440
Harper Creek Community School District Michigan, GO, Refunding (AGM), 5.00%, 5/01/22	1,000	1,068,310
Harper Woods School District Michigan, GO, Refunding, School Building & Site (NPFGC), 5.00%, 5/01/14 (a)	10	10,359
Hudsonville Public Schools, GO, School Building & Site, 5.25%, 5/01/41	2,650	2,722,769
Jonesville Community Schools Michigan, GO, Refunding (NPFGC), 5.00%, 5/01/29	1,085	1,100,309
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM):
5.00%, 5/01/25	$1,000	$1,068,310
5.00%, 5/01/26	1,050	1,116,045
5.00%, 5/01/35	2,000	2,007,760
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC) (Q-SBLF), 4.63%, 5/01/28	2,325	2,335,276
Livonia Public Schools School District Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/24	500	514,735
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	1,910	1,883,642
New Lothrop Area Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/35	1,200	1,204,656
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building and Site (NPFGC) (Q-SBLF), 5.00%, 5/01/25	590	634,085
Plymouth-Canton Community School District, GO, School Building & Site, Series A:
4.00%, 5/01/32	1,050	954,902
4.00%, 5/01/33	760	686,348
Reed City Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/14 (a)	1,000	1,036,030
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM) (Q-SBLF):
4.00%, 5/01/24	500	505,635
4.13%, 5/01/25	715	720,413
4.25%, 5/01/26	740	741,746
4.25%, 5/01/27	725	715,553
4.50%, 5/01/29	630	619,492
Southfield Public Schools Michigan, GO, School Building & Site, Series B (AGM) (Q-SBLF), 5.00%, 5/01/14 (a)	1,000	1,035,870
Sparta Area Schools Michigan, GO, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/14 (a)	1,000	1,035,410
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/32	1,500	1,536,705
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/28	750	788,400
Zeeland Public Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/14 (a)	1,230	1,274,120

		58,496,328
Education — 14.9%
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/23	1,360	1,425,022
4.50%, 10/01/24	1,595	1,655,961
4.50%, 10/01/25	1,405	1,447,515
Lake Superior State University, Refunding RB, (AGM):
4.00%, 11/15/26	475	459,676
4.00%, 11/15/27	285	270,736
4.00%, 11/15/28	190	179,370
4.00%, 11/15/29	250	231,838
4.00%, 11/15/30	190	173,523
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,030	1,016,569
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	3,035	3,107,142
Series C, 5.00%, 2/15/40	3,770	3,847,850
Series C, 5.00%, 2/15/44	1,000	1,015,010
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	1,000	1,022,130

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	25

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Education (concluded)
Oakland University, RB, General, Series A:
5.00%, 3/01/38	$1,820	$1,837,872
5.00%, 3/01/43	2,980	2,991,145
Saginaw Valley State University Michigan, Refunding RB, General (NPFGC):
5.00%, 7/01/14 (a)	1,285	1,340,602
5.00%, 7/01/24	165	171,440
Wayne State University, RB, Series A, 4.00%, 11/15/44	380	323,483
Western Michigan University, Refunding RB, General, 5.25%, 11/15/40	1,400	1,441,594

		23,958,478
Health — 24.4%
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA), 6.00%, 7/01/20	180	180,171
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	2,750	2,811,187
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	3,000	3,040,410
Michigan Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	950	921,947
Michigan Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, 5.00%, 8/15/31	1,065	1,056,235
Trinity Health Credit Group, 5.00%, 12/01/31	1,900	1,930,951
Trinity Health Credit Group, 5.00%, 12/01/35	1,900	1,905,016
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	2,300	2,460,264
McLaren Health Care, Series C, 5.00%, 8/01/35	1,585	1,587,393
MidMichigan Obligated Group, Series A, 5.00%, 4/15/26	380	384,845
MidMichigan Obligated Group, Series A (AMBAC), 5.50%, 4/15/18	1,000	1,002,770
Trinity Health Credit, 5.00%, 12/01/16 (a)	145	164,281
Trinity Health Credit, Series A, 5.00%, 12/01/26	855	884,574
Michigan State Hospital Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/21	400	435,824
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/25	2,470	2,526,761
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/37	3,340	3,183,087
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	1,595	1,570,469
McLaren Health Care, Series A, 5.00%, 6/01/35	860	838,741
McLaren Health Care, Series A, 5.75%, 5/15/38	1,500	1,645,140
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	3,040	2,641,942
Trinity Health Credit, Series A, 6.13%, 12/01/23	940	1,101,426
Trinity Health Credit, Series A, 6.25%, 12/01/28	570	652,183
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,400	1,602,944
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,207,320
Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Sturgis Building Authority, RB, Sturgis Hospital Project (NPFGC), 4.75%, 10/01/34	$3,525	$3,388,230

		39,124,111
Housing — 6.8%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,009,180
Series A, 4.75%, 12/01/25	2,605	2,699,249
Series A (NPFGC), 5.30%, 10/01/37	20	20,006
Michigan State HDA, Refunding RB:
Rental Housing, Series D, 4.50%, 10/01/48	5,880	5,163,169
Series A, 6.05%, 10/01/41	2,000	2,031,140

		10,922,744
State — 13.9%
Michigan Municipal Bond Authority, Refunding RB, Local Government, Charter County Wayne, Series B (AGC), 5.38%, 11/01/24	125	136,324
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	2,350	2,676,603
Series I (AGC), 5.25%, 10/15/24	2,000	2,235,500
Series I (AGC), 5.25%, 10/15/25	1,500	1,665,555
Series I (AGC), 5.25%, 10/15/26	400	438,136
Series I-A, 5.50%, 10/15/45	750	784,687
Series II (AGM), 5.00%, 10/15/26	3,000	3,179,280
Series II (NPFGC), 5.00%, 10/15/13 (a)	1,090	1,100,791
Series II-A, 5.38%, 10/15/41	2,175	2,261,826
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	2,510	2,509,799
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	1,000	1,013,220
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/29	750	796,440
5.00%, 11/15/33	1,150	1,204,740
5.00%, 11/15/36	2,220	2,311,531

		22,314,432
Transportation — 14.6%
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	3,250	3,548,870
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	4,475	4,743,276
5.25%, 12/01/26	3,700	3,885,296
5.00%, 12/01/34	3,550	3,397,137
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/26	3,060	3,398,436
5.38%, 12/01/32	4,300	4,547,508

		23,520,523
Utilities — 19.7%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,010	922,080
City of Detroit Michigan Water Supply System, RB:
Second Lien, Series B (AGM), 7.00%, 7/01/36	2,000	2,096,120
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	4,000	3,628,440
City of Detroit Michigan Water Supply System, Refunding RB, Second Lien, Series C (AGM), 5.00%, 7/01/29	6,275	5,912,368
City of Grand Rapids Michigan, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	1,500	1,812,915

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Utilities (concluded)
City of Grand Rapids Michigan Sanitary Sewer System, RB:
5.00%, 1/01/37	$570	$590,332
4.00%, 1/01/42	1,050	920,430
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	190	192,504
5.63%, 10/01/40	500	513,285
City of Wyoming Michigan, RB, Sewer System (NPFGC), 5.00%, 6/01/30	5,300	5,516,134
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 11/01/33	500	503,935
Lansing Board of Water & Light Utilities System, RB, Series A:
5.00%, 7/01/27	1,210	1,280,434
5.00%, 7/01/31	2,600	2,690,922
5.00%, 7/01/37	1,270	1,311,846
5.50%, 7/01/41	2,000	2,134,620
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund:
5.00%, 10/01/27	750	810,945
Pooled Project, 5.00%, 10/01/27	760	829,479

		31,666,789
Total Municipal Bonds in Michigan		214,769,852

Guam — 2.3%
State — 2.1%
Territory of Guam, RB, Business Privilege Tax Bonds:
Series A, 5.13%, 1/01/42	1,800	1,821,384
Series B-1, 5.00%, 1/01/37	715	712,040
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	850	879,869

		3,413,293
Utilities — 0.2%
Guam Power Authority, Refunding RB, Series A, 5.00%, 10/01/34	335	323,104
Total Municipal Bonds in Guam		3,736,397

Puerto Rico — 6.9%
State — 6.5%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	1,885	1,828,525
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 6.65%, 8/01/43 (b)	12,500	1,756,625
CAB, Series A (NPFGC), 6.71%, 8/01/45 (b)	7,500	906,450
CAB, Series A (NPFGC), 6.72%, 8/01/46 (b)	28,750	3,244,150
First Sub-Series C (AGM), 5.13%, 8/01/42	2,980	2,734,359

		10,470,109
Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
Utilities — 0.4%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/38	$680	$581,012
Total Municipal Bonds in Puerto Rico		11,051,121
Total Municipal Bonds — 142.9%		229,557,370

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Michigan — 21.3%
County/City/Special District/School District — 4.4%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/37	3,970	4,171,001
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	2,850	2,924,243

		7,095,244
Education — 11.4%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	3,780	3,894,269
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	2,500	2,586,975
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	3,808	3,847,503
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	7,793	7,897,411

		18,226,158
Health — 1.0%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	1,650	1,633,203
Utilities — 4.5%
City of Grand Rapids Michigan, RB, Sanitary Sewer System (NPFGC), 5.00%, 1/01/34	6,898	7,200,505
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.3%		34,155,110
Total Long-Term Investments (Cost — $265,971,414) — 164.2%		263,712,480

Short-Term Securities	Shares
BIF Michigan Municipal Money Fund, 0.00% (d)(e)	639,757	639,757
Total Short-Term Securities (Cost — $639,757) — 0.4%		639,757
Total Investments (Cost — $266,611,171) — 164.6%		264,352,237
Other Assets Less Liabilities — 1.8%		2,930,864
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.1%)		(19,349,041)
VRDP Shares, at Liquidation Value — (54.3%)		(87,300,000)

Net Assets Applicable to Common Shares — 100.0%		$160,634,060

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	27

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF Michigan Municipal Money Fund	6,554,292	(5,914,535)	639,757	—

(e)	Represents the current yield as of report date.

•

For Fund’s compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund’s management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$263,712,480	—	$263,712,480
Short-Term Securities	$639,757	—	—	639,757

Total	$639,757	$263,712,480	—	$264,352,237

[1] See above Schedule of Investments for values in each state or political subdivision.
Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(5,388)	—	$(5,388)
TOB trust certificates	—	(19,344,205)	—	(19,344,205)
VRDP Shares	—	(87,300,000)	—	(87,300,000)

Total	—	$(106,649,593)	—	$(106,649,593)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments July 31, 2013	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 115.4%
Corporate — 3.0%
New York City Industrial Development Agency, Refunding RB, AMT:
Senior TRIPS, Series A, 5.00%, 7/01/28	$930	$904,239
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	1,500	1,616,220
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	4,000	4,143,680
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	4,750	4,838,255
Suffolk County Industrial Development Agency New York, RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	4,000	4,030,960

		15,533,354
County/City/Special District/School District — 34.2%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	1,040	1,083,326
City of New York, New York, GO:
Series A-1, 5.00%, 8/01/35	1,950	2,008,286
Sub-Series A-1, 5.00%, 8/01/33 (b)	2,100	2,187,255
Sub-Series A-1, 4.00%, 10/01/34	990	930,570
Sub-Series A-1, 5.00%, 10/01/34	1,845	1,912,158
Sub-Series D-1, 5.00%, 10/01/33	8,350	8,643,753
City of New York, New York, GO, Refunding:
Series E, 5.00%, 8/01/27	1,070	1,154,027
Series I, 5.00%, 8/01/32	490	510,913
Series J, 5.00%, 8/01/25	1,000	1,122,510
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 5/01/31	2,305	2,427,672
5.25%, 5/01/32	1,000	1,049,210
Hudson New York Yards Infrastructure Corp., RB, Series A:
(AGC), 5.00%, 2/15/47	4,300	4,300,516
(AGM), 5.00%, 2/15/47	4,580	4,580,550
(NPFGC), 4.50%, 2/15/47	17,525	15,814,560
(NPFGC), 5.00%, 2/15/47	4,665	4,621,102
(NPFGC), 5.00%, 2/15/47	550	550,066
Madison County Industrial Development Agency, RB, Colgate University Project, Series A (AMBAC), 5.00%, 7/01/35	2,675	2,721,812
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project (AGC), 5.82%, 3/01/39 (c)	5,000	1,151,150
CAB, Yankee Stadium Project (AGC), 5.92%, 3/01/43 (c)	4,330	769,874
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	1,000	1,085,080
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,910	6,126,199
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,750	1,525,213
Yankee Stadium (NPFGC), 5.00%, 3/01/36	2,250	2,231,843
Yankee Stadium (NPFGC), 5.00%, 3/01/46	9,650	9,376,422
New York City Transitional Finance Authority Future Tax Secured Revenue, RB (NPFGC):
Series C, 5.00%, 2/01/14 (d)	2,375	2,431,311
Series C, 5.00%, 2/01/33	10,020	10,180,120
Series E, 5.25%, 2/01/22	55	55,225
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series A (NPFGC), 5.00%, 11/15/26	$260	$260,946
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	1,500	1,533,090
5.00%, 11/15/35	11,600	11,609,048
5.00%, 11/15/44	14,470	14,378,260
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,631,115
4 World Trade Center Project, 5.75%, 11/15/51	3,460	3,746,246
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	2,490	2,245,382
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	3,900	3,905,187
New York State Dormitory Authority, RB:
4.00%, 7/01/30	610	581,086
Series B, 5.00%, 3/15/37	1,000	1,037,530
North Country Development Authority, Refunding RB, (AGM), 6.00%, 5/15/15	400	421,076
Onondaga County, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,252,868
5.00%, 12/01/36	1,150	1,196,012
Sales Tax Asset Receivable Corp., Refunding RB, Series A, (AMBAC):
5.25%, 10/15/27	9,500	9,933,485
5.00%, 10/15/32	27,200	28,252,640
Syracuse Industrial Development Agency New York, RB, PILOT, Carousel Center Project, Series A (Syncora), 5.00%, 1/01/36	3,400	3,203,208
Tompkins County Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	675	709,580
Town of North Hempstead New York, GO, Refunding, Series B (NPFGC), 6.40%, 4/01/17	555	657,675

		178,105,157
Education — 17.8%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	1,972,460
City of Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	5,725	5,818,203
Dutchess County Local Development Corp., RB, Vassar College, Series A, 5.00%, 1/01/49	2,000	2,012,240
Madison County Industrial Development Agency New York, RB, Colgate University Project, Series A (AMBAC), 5.00%, 7/01/30	5,410	5,532,753
Monroe County Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 7/01/35	3,885	3,774,083
New York City Industrial Development Agency, Refunding RB, Nightingale-Bamford School (AMBAC), 5.25%, 1/15/18	1,275	1,279,654
New York City Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A (NPFGC), 5.00%, 7/01/36	4,750	4,751,900
American Museum of Natural History, Series A (NPFGC), 5.00%, 7/01/44	500	496,085

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	29

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
New York City Trust for Cultural Resources, Refunding RB (concluded):
Carnegie Hall, Series A, 4.75%, 12/01/39	$3,550	$3,571,016
Carnegie Hall, Series A, 5.00%, 12/01/39	2,150	2,200,202
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,080,790
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,220,540
Fordham University, Series A, 5.00%, 7/01/28	325	343,242
Fordham University, Series A, 5.50%, 7/01/36	1,550	1,639,513
General Purpose, Series A, 4.50%, 3/15/35	2,000	2,005,020
Haverstraw King’s Daughters Public Library, 4.00%, 7/01/28	565	552,553
Haverstraw King’s Daughters Public Library, 4.00%, 7/01/29	585	562,946
Mount Sinai School of Medicine, 5.13%, 7/01/39	665	681,838
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	5,032,870
New York University, Series B, 5.00%, 7/01/34	1,000	1,039,630
New York University, Series B, 5.00%, 7/01/37	600	630,816
New York University, Series B, 5.00%, 7/01/42	3,240	3,345,754
New York University, Series C, 5.00%, 7/01/38	2,000	2,040,120
State University Dormitory Facilities, Series A, 5.00%, 7/01/35	800	823,040
State University Dormitory Facilities, Series A, 5.00%, 7/01/40	2,035	2,074,235
The New School (AGM), 5.50%, 7/01/43	4,050	4,227,106
New York State Dormitory Authority, Refunding RB:
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,046,330
Mount Sinai School of Medicine at NYU (NPFGC), 5.00%, 7/01/35	7,100	7,127,264
New York University, Series A, 5.00%, 7/01/31	3,955	4,191,193
New York University, Series A, 5.00%, 7/01/37	4,775	5,020,244
Rochester Institute of Technology, 4.00%, 7/01/32	2,355	2,186,146
Rochester Institute of Technology, 5.00%, 7/01/38	500	513,005
Rochester Institute of Technology, 5.00%, 7/01/42	750	770,055
Rockefeller University, Series B, 4.00%, 7/01/38	3,085	2,877,133
St. John’s University, Series A, 5.00%, 7/01/27	430	459,309
Third Generation Resolution, State University Educational Facilities, Series A, 5.00%, 5/15/29	1,000	1,058,980
Oneida County Local Development Corp., RB, Hamilton College Project, 4.00%, 7/01/33	1,560	1,438,726
Rensselaer County Industrial Development Agency New York, RB, Polytechnic Institute, Series B (AMBAC), 5.50%, 8/01/22	1,255	1,259,995
Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Schenectady County Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	$1,120	$1,169,918
St. Lawrence County Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	519,730
Tompkins County Development Corp., RB, Ithaca College Project, (AGM):
5.50%, 7/01/33	500	530,245
5.25%, 7/01/36	860	890,934
Troy Industrial Development Authority, RB, Rensselaer Polytechnic Institute Project, Series E, 5.20%, 4/01/37	2,280	2,325,098

		93,092,914
Health — 10.4%
Dutchess County Industrial Development Agency, RB, Vassar Brothers Medical Center, (AGC):
5.50%, 4/01/30	250	261,105
5.50%, 4/01/34	490	505,460
Monroe County Industrial Development Corp., RB, Rochester General Hospital Project, Series A:
5.00%, 12/01/32	830	831,170
5.00%, 12/01/37	350	341,317
Monroe County Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	1,000	789,680
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,650	5,890,351
New York City Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	2,200	2,235,508
New York State Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,000	2,062,120
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	6,500	6,532,890
Montefiore Hospital (NPFGC) (FHA), 5.00%, 8/01/33	1,500	1,488,765
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/14 (d)	4,925	5,169,181
New York University Hospital Center, Series A, 6.00%, 7/01/40	1,100	1,177,528
New York University Hospitals Center, Series A, 5.75%, 7/01/31	3,450	3,699,504
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	2,075	2,160,801
North Shore-Long Island Jewish Health System, Series C, 4.25%, 5/01/39	1,500	1,297,020
North Shore-Long Island Jewish Health System, Series D, 4.25%, 5/01/39	1,750	1,560,983
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	640	644,915
New York State Dormitory Authority, Refunding RB:
New York University Hospital Center, Series A, 5.00%, 7/01/36	1,500	1,502,580
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	4,000	4,040,640
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/34	9,220	9,449,209
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	2,900	2,889,618

		54,530,345

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 5.7%
Monroe County Industrial Development Agency, IDRB, Southview Towers Project, AMT, (SONYMA):
6.13%, 2/01/20	$705	$706,565
6.25%, 2/01/31	1,125	1,125,855
New York City Housing Development Corp., RB, AMT:
Series A-1-A, 5.00%, 11/01/30	750	755,295
Series A-1-A, 5.45%, 11/01/46	1,335	1,331,142
Series C, 5.00%, 11/01/26	1,500	1,527,345
Series C, 5.05%, 11/01/36	2,000	2,002,360
Series H-1, 4.70%, 11/01/40	1,340	1,302,185
Series H-2-A, 5.20%, 11/01/35	840	844,301
Series H-2-A, 5.35%, 5/01/41	600	610,914
New York City Housing Development Corp., Refunding RB, M/F Housing, Series L-2-A, 4.00%, 5/01/44	3,250	2,751,157
New York Mortgage Agency, RB, 49th Series, 4.00%, 10/01/43	5,500	4,693,260
New York Mortgage Agency, Refunding RB:
48th Series, 3.70%, 10/01/38	4,285	3,465,794
Homeowner Mortgage, Series 97, AMT, 5.50%, 4/01/31	520	522,174
Series 133, AMT, 4.95%, 10/01/21	520	529,714
Series 143, AMT, 4.85%, 10/01/27	1,100	1,113,255
Series 143, AMT (NPFGC), 4.85%, 10/01/27	2,485	2,533,457
New York State HFA, RB, St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,500	1,489,470
Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,445	2,412,212

		29,716,455
State — 11.2%
New York City Transitional Finance Authority, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,700	1,675,163
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,524,160
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	6,034,655
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,616,340
Series S-1, 4.00%, 7/15/42	735	617,238
Series S-2 (AGM) (NPFGC), 5.00%, 1/15/37	5,000	5,042,450
Series S-2 (NPFGC), 4.25%, 1/15/34	5,980	5,742,654
New York State Dormitory Authority, ERB, Series C, 5.00%, 12/15/31	6,230	6,481,381
New York State Dormitory Authority, RB:
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	1,750	1,843,030
Mental Health Facilities, Series B, 5.25%, 2/15/14 (d)	1,570	1,612,594
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	4,050	4,067,861
Series B, 5.00%, 3/15/42	600	619,482
New York State Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	550	553,641
New York (continued)
State (concluded)
New York State Thruway Authority, RB:
Second General Highway and Bridge Trust Fund, Series A (AMBAC), 5.00%, 4/01/26	$4,380	$4,773,017
Second General Highway and Bridge Trust Fund, Series B, 5.00%, 4/01/27	1,500	1,607,580
Transportation, Series A, 5.00%, 3/15/32	1,130	1,189,924
New York State Urban Development Corp., RB, State Personal Income Tax:
Series A, 3.50%, 3/15/28	1,500	1,400,130
State Facilities, Series A-1 (NPFGC), 5.00%, 3/15/14 (d)	5,000	5,149,800
Tobacco Settlement Financing Corp. New York, RB, Series B-1C, 5.50%, 6/01/22	1,900	1,908,094

		58,459,194
Transportation — 23.7%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	3,200	3,754,048
Series D, 5.25%, 11/15/41	3,000	3,062,400
Series H, 5.00%, 11/15/25	1,000	1,090,780
Transportation, Series A, 5.00%, 11/15/27	1,000	1,059,220
Transportation, Series A, 5.00%, 11/15/30	1,935	2,017,025
Transportation, Series C, 5.00%, 11/15/42	1,875	1,882,069
Transportation, Series C, 4.00%, 11/15/43	635	549,561
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,500	1,524,960
Series D, 4.00%, 11/15/32	1,000	928,940
Series F, 5.00%, 11/15/30	1,580	1,644,211
Transportation, Series D, 5.25%, 11/15/29	1,000	1,053,080
New York Liberty Development Corp., RB:
1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	3,636,675
1 World Trade Center Port Authority Construction, 5.00%, 12/15/41	6,000	6,106,440
New York State Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/24	1,505	1,699,912
General, Series I, 5.00%, 1/01/42	2,250	2,286,990
Series F (AMBAC), 5.00%, 1/01/30	6,000	6,228,660
Series G (AGM), 5.00%, 1/01/30	2,000	2,098,740
Series G (AGM), 4.75%, 1/01/29	7,250	7,344,830
Series G (AGM), 4.75%, 1/01/30	9,000	9,174,870
Series G (AGM), 5.00%, 1/01/32	1,030	1,069,047
Series I, 5.00%, 1/01/37	3,500	3,569,720
Niagara Falls Bridge Commission, Refunding RB, Bridge System, Series A (AGC), 4.00%, 10/01/19	1,900	2,049,910
Niagara Frontier Transportation Authority New York, RB, Buffalo Niagara International Airport, Series B (NPFGC), 5.50%, 4/01/19	2,705	2,736,703
Port Authority of New York & New Jersey, RB:
163rd Series, 5.00%, 7/15/35	2,500	2,602,675
Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	2,500	2,532,375
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 6.25%, 12/01/13	4,425	4,460,710
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 6.25%, 12/01/14	7,380	7,594,979
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	8,160	8,352,250

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	31

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, RB (concluded):
JFK International Air Terminal, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	$3,500	$3,569,475
Port Authority of New York & New Jersey, Refunding RB, 177th Series AMT:
4.00%, 1/15/43	2,475	2,045,884
Consolidated, 3.50%, 7/15/35	2,120	1,645,820
Triborough Bridge & Tunnel Authority, RB (d):
Sub-Series A (NPFGC), 5.25%, 11/15/13	6,000	6,086,400
Subordinate Bonds (AMBAC), 5.00%, 11/15/13	1,965	1,991,881
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/38	1,000	1,029,130
Series B, 5.00%, 11/15/31	495	523,606
Series C, 5.00%, 11/15/38	2,000	2,036,100
Series E (NPFGC), 5.25%, 11/15/23	630	632,589
Series E (NPFGC), 5.00%, 11/15/32	8,115	8,137,235
Sub-Series A, 5.00%, 11/15/28	2,500	2,677,675
Sub-Series A, 5.00%, 11/15/29	875	929,215

		123,416,790
Utilities — 9.4%
Long Island Power Authority, RB, Series A:
(AGM), 5.00%, 5/01/36	3,775	3,820,678
(AMBAC), 5.00%, 9/01/29	7,000	7,147,490
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,692,585
General, Series B (AGM), 5.00%, 12/01/35	4,000	4,021,200
Series A (AGC), 5.75%, 4/01/39	1,015	1,128,660
New York City Municipal Water Finance Authority, RB, Series B, 5.00%, 6/15/36	2,000	2,052,260
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Series BB, 5.00%, 6/15/31	1,000	1,044,850
Second Generation Resolution, Series FF, 5.00%, 6/15/31	1,500	1,567,275
Series D (AGM), 5.00%, 6/15/37	9,000	9,163,530
Series DD, 5.00%, 6/15/32	6,750	7,012,507
Series FF, 4.00%, 6/15/45	1,975	1,706,795
New York State Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water:
5.00%, 6/15/36	2,100	2,215,836
Series B, 5.00%, 6/15/33	1,040	1,078,584
New York State Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,154,192

		48,806,442
Total Municipal Bonds in New York		601,660,651

Guam — 1.1%
Transportation — 0.8%
Guam International Airport Authority, Refunding RB, General, Series C, AMT (NPFGC):
5.25%, 10/01/21	2,240	2,247,571
5.25%, 10/01/22	2,050	2,056,929

		4,304,500
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,380	1,362,750
Total Municipal Bonds in Guam		5,667,250

Puerto Rico — 7.9%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	$3,500	$3,606,120
State — 4.8%
Commonwealth of Puerto Rico, GO, Refunding, Public Improvement, Series A (NPFGC), 5.50%, 7/01/20	1,015	1,006,332
Puerto Rico Infrastructure Financing Authority, RB, CAB, Series A (c):
(AMBAC), 7.70%, 7/01/35	3,900	745,290
(AMBAC), 7.96%, 7/01/43	8,000	773,920
(NPFGC), 7.42%, 7/01/31	19,030	5,157,511
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/28	2,850	2,770,570
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.63%, 8/01/30	2,000	2,001,840
5.75%, 8/01/37	7,150	6,995,274
(AGM), 5.00%, 8/01/40	1,905	1,724,768
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 6.60%, 8/01/41 (c)	12,800	2,076,160
CAB, Series A (NPFGC), 6.65%, 8/01/43 (c)	4,000	562,120
Senior Series C, 5.25%, 8/01/40	1,145	1,097,219

		24,911,004
Transportation — 2.0%
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	6,275	7,225,035
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM):
5.50%, 7/01/29	1,450	1,425,799
5.50%, 7/01/31	1,750	1,697,570

		10,348,404
Utilities — 0.4%
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/30	2,245	2,049,663
Total Municipal Bonds in Puerto Rico		40,915,191
Total Municipal Bonds — 124.4%		648,243,092

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 37.6%
County/City/Special District/School District — 11.5%
City of New York, New York, GO:
Series J, 5.00%, 5/15/23	6,750	6,991,313
Sub-Series C-3 (AGC), 5.75%, 8/15/28 (f)	14,400	16,406,784
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	4,125	4,277,048
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35 (f)	20,000	20,015,600
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/44 (f)	2,000	1,981,100

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York Liberty Development Corp., Refunding RB (concluded):
7 World Trade Center Project, Class 1, 5.00%, 9/15/40	$3,645	$3,734,594
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.25%, 7/01/29	6,000	6,365,520

		59,771,959
Education — 5.4%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	7,850	8,782,187
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/35	5,198	5,365,545
New York State Dormitory Authority, RB, New York University, Series A:
5.00%, 7/01/38	6,498	6,628,537
(AMBAC), 5.00%, 7/01/37	5,707	5,787,048
New York State Dormitory Authority, Refunding LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,480	1,509,822

		28,073,139
State — 1.3%
New York State Dormitory Authority, RB, Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 2/15/33	6,297	6,646,172
Transportation — 15.2%
Hudson New York Yards Infrastructure Corp., RB, Senior Series A, 5.75%, 2/15/47 (f)	9,739	10,340,135
Metropolitan Transportation Authority, RB, Series A (NPFGC), 5.00%, 11/15/31	3,901	4,152,170
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	18,000	18,702,438
New York State Thruway Authority, Refunding RB:
Series A, 5.00%, 3/15/31	3,940	4,171,515
Series G (AGM), 5.00%, 1/01/32	16,000	16,606,560
Series H (AGM), 5.00%, 1/01/37	10,000	10,138,000
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT:
5.00%, 10/15/25	7,990	8,618,250
New York (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT (concluded):
5.00%, 10/15/26	$6,000	$6,446,220

		79,175,288
Utilities — 4.2%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	4,094	4,547,246
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution:
Series BB, 5.00%, 6/15/44	3,991	4,084,219
Series HH, 5.00%, 6/15/32	9,900	10,412,226
Water & Sewer System, Series FF-2, 5.50%, 6/15/40	2,759	3,004,985

		22,048,676
Total Municipal Bonds Transferred to Tender Option Bond Trusts in New York		195,715,234

Puerto Rico — 1.4%
State — 1.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.00%, 8/01/40	8,000	7,388,000
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.0%		203,103,234
Total Long-Term Investments (Cost — $853,058,864) — 163.4%		851,346,326

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (g)(h)	20,993,749	20,993,749
Total Short-Term Securities (Cost — $20,993,749) — 4.0%		20,993,749
Total Investments (Cost — $874,052,613) — 167.4%		872,340,075
Other Assets Less Liabilities — 0.9%		5,279,632
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.8%)		(108,656,960)
VRDP Shares, at Liquidation Value — (47.5%)		(247,700,000)

Net Assets Applicable to Common Shares — 100.0%		$521,262,747

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
J.P. Morgan Securities LLC	$2,187,255	$25,872

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from November 15, 2014 to November 15, 2019 is $24,347,734.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	33

Schedule of Investments (concluded)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF New York Municipal Money Fund	10,257,884	10,735,865	20,993,749	$141

(h)	Represents the current yield as of report date.

•

For Fund’s compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund’s management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$851,346,326	—	$851,346,326
Short-Term Securities	$20,993,749	—	—	20,993,749

Total	$20,993,749	$851,346,326	—	$872,340,075

[1] See above Schedule of Investments for values in each sector.
Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(12,526)	—	$(12,526)
TOB trust certificates	—	(108,614,961)	—	(108,614,961)
VRDP Shares	—	(247,700,000)	—	(247,700,000)

Total	—	$(356,327,487)	—	$(356,327,487)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments July 31, 2013	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$3,605	$4,064,313
City of Birmingham Alabama, GO, CAB, Series A, 5.26%, 3/01/43 (a)	1,940	1,570,294

		5,634,607
Alaska — 2.0%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	2,000	2,135,120
Alaska Housing Finance Corp., Refunding RB, Series A, 4.13%, 12/01/37	1,845	1,659,910
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	2,810,243
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	10,150	11,788,514

		18,393,787
Arizona — 0.5%
Maricopa County & Phoenix IDA, Refunding RB, S/F, AMT (Fannie Mae), Series A-2, 5.80%, 7/01/40	440	453,319
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,725	3,933,898

		4,387,217
California — 14.6%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.47%, 10/01/24 (b)	10,000	10,687,100
California Health Facilities Financing Authority, RB:
Saint Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,705,775
Sutter Health, Series A, 5.00%, 8/15/52	3,885	3,699,685
Sutter Health, Series B, 5.88%, 8/15/31	3,200	3,510,080
California Health Facilities Financing Authority, Refunding RB, Saint Joseph’s Health System, Series A, 5.00%, 7/01/37	2,965	2,956,668
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	2,250	2,326,950
California State Public Works Board, LRB, Judicial Council Projects, Series A, 5.00%, 3/01/38	1,940	1,920,949
California State University, RB, Systemwide, Series A, 5.50%, 11/01/39	1,525	1,640,336
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series A, 5.00%, 4/01/42	4,030	3,981,317
Saint Joseph Health System, Series E (AGM), 5.25%, 7/01/47	4,000	4,038,160
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,900	1,981,453
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	11,965	12,742,964
Series A-1, 5.75%, 3/01/34	2,300	2,394,415
Coast Community College District, GO, Election of 2002, Series C (AGM), 5.40%, 8/01/33 (c)	8,100	2,793,123
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 5.97%, 8/01/34 (c)	5,000	1,454,350
Municipal Bonds	Par (000)	Value
California (concluded)
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/14 (d)	$5,800	$6,104,326
Grossmont Union High School District, GO, CAB, Election of 2004, 5.47%, 8/01/31 (c)	5,110	1,934,442
Long Beach Unified School District, GO, Election of 2008, Series B, 9.66%, 8/01/34 (c)	5,000	1,555,750
Los Angeles Community College District, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,200	1,249,524
Mount San Antonio Community College District, Refunding, GO, 6.31%, 8/01/43 (a)(e)	3,975	1,743,236
Norwalk-La Mirada Unified School District California, GO, Refunding, CAB, Election of 2002, Series E (AGC), 5.92%, 8/01/38 (c)	7,620	1,772,260
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,605,825
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B (c):
5.71%, 8/01/35	7,820	2,266,158
5.74%, 8/01/36	10,000	2,720,900
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C (c):
5.70%, 8/01/37	8,000	2,075,520
5.73%, 8/01/38	12,940	3,151,149
Sacramento County California Airport System Revenue, RB, Series A, 5.00%, 7/01/41	12,500	12,531,875
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,165	2,237,982
San Diego Unified School District, GO, Refunding, CAB, Series R-1, 5.41%, 7/01/31 (c)	3,485	1,339,181
San Francisco Bay Area Rapid Transit District, RB, Sales Tax Revenue (AGM), 5.00%, 7/01/14 (d)	10,000	10,435,600
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	1,830	2,045,739
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	1,800	1,846,530
5.00%, 8/01/38	1,600	1,632,768
State of California, GO:
Refunding, 5.00%, 2/01/38	4,000	4,074,880
Refunding, Various Purpose, 5.00%, 9/01/41	2,700	2,735,721
Refunding, Various Purpose, 5.00%, 10/01/41	2,555	2,589,033
Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,230
Various Purpose, 5.50%, 3/01/40	1,020	1,078,109
Various Purpose, 5.00%, 4/01/42	2,000	2,025,120
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 5.67%, 8/01/36 (c)	6,545	1,809,758
West Valley-Mission Community College District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/30	3,600	3,799,080

		135,204,021
Florida — 11.5%
Broward County School Board of Florida, COP, Series A (AGM), 5.25%, 7/01/33	13,100	13,781,069
Broward County Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	2,250	2,398,995

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	35

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
City of Jacksonville Florida, Refunding RB, Series A, 5.00%, 10/01/30	$770	$804,496
Collier County School Board, COP (AGM), 5.00%, 2/15/23	5,000	5,434,150
County of Lee Florida, Refunding RB, AMT:
Series A, 5.38%, 10/01/32	3,440	3,482,450
Refunding RB, Series A, 5.63%, 10/01/26	2,600	2,777,346
County of Miami-Dade Florida, GO:
Series B, 6.38%, 7/01/28	6,000	6,913,200
Series B-1, 5.75%, 7/01/33	3,700	4,086,132
County of Miami-Dade Florida, RB, Transit System Sales Surtax (AGM), 5.00%, 7/01/35	2,800	2,819,292
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, AMT (AGC), 5.00%, 10/01/40	11,000	10,542,180
Series C, 6.00%, 10/01/23	20,095	23,842,717
Special Obligation, Series B, 5.00%, 10/01/37	2,940	2,879,230
County of Miami-Dade Florida Aviation, Refunding RB, Miami International Airport, Series A, AMT (AGM), 5.50%, 10/01/41	19,020	19,799,820
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,750	1,975,697
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	5,135	5,278,883

		106,815,657
Georgia — 1.8%
Burke County Development Authority, Refunding RB, Oglethorpe Power Corp., Vogtle Project, Series C, 5.70%, 1/01/43	6,450	6,729,350
City of Atlanta Georgia Department of Aviation, Refunding ARB, General, Series B (AGM), 5.25%, 1/01/33	10,000	10,284,400

		17,013,750
Illinois — 18.8%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	6,470	6,674,452
Chicago Illinois Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/36	1,620	1,658,297
Chicago Park District, GO, Harbor Facilities, Series C:
5.25%,1/01/37	4,000	4,159,120
5.25%,1/01/40	1,505	1,558,172
City of Chicago Illinois:
GARB, O’Hare International Airport, Third Lien, AMT (NPFGC), Series B-2, 5.25%, 1/01/27	10,000	10,112,500
GARB, O’Hare International Airport, Third Lien, AMT (NPFGC), Series B-2, 6.00%, 1/01/27	26,230	26,662,533
GARB, O’Hare International Airport, Third Lien, Series A, 5.75%, 1/01/39	9,000	9,362,700
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC) (c):
5.32%,1/01/29	4,000	1,780,400
5.57%,1/01/33	7,950	2,735,833
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, General, Third Lien, Series C-2, AMT (AGM), 5.25%, 1/01/30	16,400	16,417,220
City of Chicago Illinois, Refunding RB, Water System, Second Lien, Series A (AMBAC), 5.00%, 11/01/36	3,500	3,485,440
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Cook County Forest Preserve District, GO:
Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	$775	$792,228
Series C, 5.00%, 12/15/37	890	913,042
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	8,700	9,299,517
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	5,877,690
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.00%,2/01/35	17,935	17,888,190
5.25%,2/01/35	15,000	15,252,450
Illinois State Toll Highway Authority, RB, Series B:
5.50%,1/01/33	4,000	4,308,720
(BHAC), 5.50%, 1/01/33	2,000	2,170,840
Kane Kendall Etc. Counties Community College District No. 516 Illinois, GO, CAB, Series E (NPFGC), 4.96%, 12/15/25 (c)	5,000	2,726,300
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Explosion Project, Series A (NPFGC) (c):
4.77%,12/15/26	9,600	5,112,768
5.61%,6/15/32	14,000	4,927,860
5.75%,12/15/34	41,880	12,468,932
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 6.15%, 6/15/44 (c)	9,430	1,453,351
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	1,700	1,854,938
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	1,000	1,215,680
State of Illinois, GO:
5.50%,7/01/33	2,235	2,263,854
5.50%,7/01/38	1,200	1,209,972

		174,342,999
Indiana — 3.4%
City of Indianapolis Indiana, Refunding RB, Series B (AGC), 5.25%, 8/15/27	5,000	5,216,200
Indiana Finance Authority, RB:
Private Activity Bonds (Ohio River Bridges), AMT, 5.00%, 7/01/40	2,425	2,278,263
Private Activity Bonds (Ohio River Bridges), AMT, 5.00%, 7/01/44	1,400	1,252,678
Wastewater Utility, 5.25%, 10/01/38	2,900	2,973,312
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	3,850	3,861,819
Series B, 5.75%, 1/01/34	1,050	1,066,181
Series B, 6.00%, 1/01/39	5,000	5,617,000
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project Series A:
5.75%, 1/01/38	2,900	3,062,429
(AGC), 5.25%, 1/01/29	1,350	1,413,990
(AGC), 5.50%, 1/01/38	4,250	4,452,130

		31,194,002
Iowa — 3.3%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	12,650	13,299,451
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	4,100	4,386,713
5.70%, 12/01/27	4,100	4,359,366

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Iowa (concluded)
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT (concluded):
5.75%, 12/01/28	$2,170	$2,294,796
5.80%, 12/01/29	2,520	2,664,623
5.85%, 12/01/30	3,010	3,180,306

		30,185,255
Kentucky — 1.0%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,325,880
Louisville & Jefferson County Metropolitan Sewer District Kentucky, RB, Series A (NPFGC), 5.25%, 5/15/14 (d)	5,000	5,249,250

		9,575,130
Louisiana — 1.5%
Louisiana Local Gov’t Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A:
5.00%, 2/01/43	3,885	3,826,064
4.00%, 2/01/48	3,885	3,202,095
New Orleans Aviation Board Louisiana, RB, New Orleans Aviation, Series A, AMT (AGM), 5.25%, 1/01/32	6,405	6,412,174
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/38	960	949,171

		14,389,504
Maine — 0.1%
Maine State Housing Authority, Refunding RB, Series B-1, AMT, 4.25%, 11/15/27	920	899,696
Massachusetts — 2.0%
Massachusetts HFA, RB, Series B, 7.00%, 12/01/38	3,150	3,436,839
Massachusetts HFA, Refunding HRB, Series C, AMT, 5.35%, 12/01/42	3,100	3,166,712
Massachusetts Port Authority, Refunding RB, BOSFUEL Project, AMT (NPFGC), 5.00%, 7/01/38	8,275	7,922,402
Massachusetts School Building Authority, RB, Senior Series A, 5.00%, 5/15/43	3,495	3,631,899

		18,157,852
Michigan — 7.8%
City of Detroit Michigan, RB, Water Supply System, Second Lien, Series B (AGM), 6.25%, 7/01/36	1,075	1,091,136
City of Detroit Michigan, Refunding RB:
Sewage Disposal System, Senior Lien (AGM), Series B, 7.50%, 7/01/33	1,000	1,073,920
Sewage Disposal System, Senior Lien (AGM), Series C-1, 7.00%, 7/01/27	1,500	1,582,530
Water Supply System, Series D (NPFGC), 5.00%, 7/01/33	5,000	4,547,400
Water Supply System, Series D, Senior Lien (AGM), 5.00%, 7/01/23	5,000	4,867,550
City of Detroit Michigan Water Supply System, RB, Second Lien, Series B (AGM), 7.00%, 7/01/36	500	524,030
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	3,185	3,399,382
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	4,500	4,454,190
Municipal Bonds	Par (000)	Value
Michigan (concluded)
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	$3,125	$3,559,313
Series I (AGC), 5.25%, 10/15/24	1,750	1,956,063
Series I (AGC), 5.25%, 10/15/25	3,250	3,608,702
Series I-A, 5.38%, 10/15/36	2,075	2,172,172
Series II-A, 5.38%, 10/15/41	1,900	1,975,848
Series II-A (AGM), 5.25%, 10/15/36	8,040	8,370,926
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	2,530	2,612,630
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A (Syncora), 5.50%, 6/01/30	2,500	2,500,075
State of Michigan, RB, GAB (AGM):
5.25%, 9/15/22	10,000	11,266,600
5.25%, 9/15/26	6,650	7,226,555
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,287,800

		72,076,822
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,500	6,334,790
Nebraska — 0.3%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,825	2,828,899
Nevada — 3.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,250	2,443,928
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	5,170	5,354,672
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	19,250	19,714,117

		27,512,717
New Jersey — 5.3%
New Jersey EDA, RB, Cigarette Tax, 5.75%, 6/15/14 (d)	4,000	4,191,960
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 9/01/24	6,500	7,536,295
Series N-1 (NPFGC), 5.50%, 9/01/28	1,685	1,885,700
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	1,250	1,325,050
5.50%, 12/01/26	1,800	1,891,350
5.75%, 12/01/28	200	209,966
5.88%, 12/01/33	6,895	7,123,569
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	3,360	3,091,704
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	2,750	2,793,395
New Jersey Transportation Trust Fund Authority, RB, Transportation:
System, CAB, Series A, 5.76%, 12/15/35 (c)	18,525	5,200,153
System, CAB, Series C (AGC) (AMBAC), 4.98%, 12/15/25 (c)	10,000	5,442,600
System, Series A, 5.00%, 6/15/42	2,000	2,025,620
Series A (NPFGC), 5.75%, 6/15/25	4,000	4,718,240
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	1,300	1,339,364

		48,774,966

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	37

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 5.4%
City of New York, New York, GO, Series J, 5.25%, 5/15/14 (d)	$10,000	$10,395,600
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,920	2,038,483
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	7,926,353
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,397,615
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/37	3,210	3,273,943
Port Authority of New York & New Jersey, RB, Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	19,500	19,752,525
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 172nd Series, AMT, 4.50%, 4/01/37	3,970	3,706,551

		50,491,070
North Carolina — 0.2%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	2,075	1,954,339
Ohio — 1.2%
County of Allen Ohio, Refunding RB, Catholic Healthcare Partners, Series A, 5.00%, 5/01/42	2,030	1,981,442
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	3,000	3,424,410
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	970	972,968
Ohio State Turnpike Commission, RB, Junior Lien Infrastructure Project (e):
5.25%, 2/15/32	1,950	2,037,750
5.25%, 2/15/33	2,730	2,842,176

		11,258,746
Pennsylvania — 3.1%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	2,815	2,826,795
Pennsylvania Turnpike Commission, RB:
Series A (AMBAC), 5.50%, 12/01/31	15,600	16,291,236
Sub-Series C (AGC), 6.25%, 6/01/38	5,695	6,450,271
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	2,575	2,869,940

		28,438,242
Puerto Rico — 2.9%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.75%, 8/01/37	2,000	1,956,720
6.38%, 8/01/39	9,350	9,524,471
5.50%, 8/01/42	5,155	4,796,109
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 6.60%, 8/01/41 (c)	15,000	2,433,000
CAB, Series A (NPFGC), 6.62%, 8/01/42 (c)	3,190	483,030
CAB, Series C, 6.50%, 8/01/38 (c)	9,400	1,899,458
CAB, Series C, 6.54%, 8/01/39 (c)	24,000	4,503,600
First Sub-Series C, 6.00%, 8/01/39	1,180	1,178,454

		26,774,842
South Carolina — 0.4%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	3,600	3,992,508
Municipal Bonds	Par (000)	Value
Tennessee — 0.1%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	$485	$512,888
Texas — 13.7%
Bexar County Texas, Refunding RB, Combined Venue Project, 5.00%, 8/15/39	1,500	1,522,860
City of Houston Texas, Refunding RB, Series A (AGM), 5.00%, 11/15/36	10,000	10,263,700
City of Houston Texas Utility System, Refunding RB, First Lien, Series A (AGC):
6.00%, 11/15/35	5,700	6,479,418
5.38%, 11/15/38	3,650	3,902,945
City Public Service Board of San Antonio, RB, 5.00%, 2/01/38	1,550	1,605,738
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/34	10,000	11,645,300
Dallas-Fort Worth International Airport, RB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	5,500	5,227,310
Grand Prairie ISD, GO, Refunding, 5.77%, 8/15/28 (c)	10,000	4,252,900
Harris County Hospital District, Refunding RB, Senior Lien, Series A (NPFGC), 5.25%, 2/15/37	4,055	4,140,074
Judson ISD Texas, GO, School Building (AGC), 5.00%, 2/01/37	10,000	10,038,200
Midland County Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 5.12%, 9/15/36 (c)	5,810	1,805,283
North Texas Tollway Authority, Refunding RB (NPFGC) System:
First Tier Series A, 6.00%, 1/01/28	6,275	7,075,753
First Tier Series B, 5.75%, 1/01/40	10,000	10,650,100
Series A, 5.13%, 1/01/28	20,000	20,839,400
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/42	4,400	3,677,256
CAB, 5.00%, 9/15/35 (c)	7,160	2,399,602
CAB, 5.04%, 9/15/36 (c)	12,195	3,857,888
CAB, 5.07%, 9/15/37 (c)	8,730	2,606,953
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/28	400	390,340
5.00%, 12/15/31	1,665	1,587,894
5.00%, 12/15/32	2,165	2,049,173
Texas State Turnpike Authority, RB, CAB (AMBAC), 6.03%, 8/15/31 (c)	20,265	6,935,696
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, First Tier, Series A, 5.00%, 8/15/41	3,750	3,591,900

		126,545,683
Utah — 1.8%
Utah Transit Authority, Refunding RB, CAB (c):
Sub-Series A (AGC), 3.67%, 6/15/20	10,000	7,791,300
Sub-Series A (NPFGC), 4.50%, 6/15/24	13,930	8,587,427

		16,378,727
Vermont — 0.1%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (f)	1,410	1,449,240
Washington — 3.4%
Port of Seattle, Refunding RB, Series B (NPFGC), 5.20%, 7/01/29	20,565	20,573,637

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Washington (concluded)
Washington Health Care Facilities Authority, RB, Series A:
5.00%, 10/01/39	$1,125	$1,105,583
5.25%, 10/01/39	2,725	2,761,488
5.00%, 8/15/44	1,000	979,900
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	6,155,730

		31,576,338
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	3,745	3,805,295
Total Municipal Bonds — 110.9%		1,026,899,589

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Arizona — 1.6%
Arizona School Facilities Board, COP (AGC), 5.13%, 9/01/21 (h)	10,000	11,104,200
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	3,500	3,594,780

		14,698,980
California — 11.6%
Alameda County Joint Powers Authority, Refunding LRB (AGM), 5.00%, 12/01/34	6,990	7,090,656
California State University, RB, Systemwide, Series A, (AGM):
5.00%, 11/01/33 (h)	7,996	8,191,084
5.00%, 11/01/37	21,981	22,257,904
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	20,622,600
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	7,675,875
Las Virgenes Unified School District California, GO, Series A (AGM), 5.00%, 8/01/31	10,000	10,473,734
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	5,248	6,075,308
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	10,780	11,143,609
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,047	1,158,575
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	9,370	9,728,496
University of California, RB, Series O, 5.75%, 5/15/34	2,205	2,495,149

		106,912,990
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34 (h)	2,469	2,661,807
Connecticut — 0.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T-1, 4.70%, 7/01/29	5,019	5,159,257
District of Columbia — 2.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (h)	2,595	2,908,260
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
District of Columbia (concluded)
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (h)	$4,279	$4,793,874
Metropolitan Washington Airports Authority, RB, Series B, AMT, 5.00%, 10/01/32	10,000	10,040,300
Metropolitan Washington Airports Authority, Refunding ARB, Series B, AMT, 5.00%, 10/01/30	6,880	7,021,590

		24,764,024
Florida — 6.7%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/32 (h)	3,300	3,390,255
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	11,701	11,855,236
County of Miami-Dade Florida Transit System, RB, (Syncora), 5.00%, 7/01/31	19,800	20,464,686
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 7/01/42	4,840	4,895,370
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37 (h)	3,299	3,415,252
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (f)	5,400	5,652,666
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	12,013	12,735,604

		62,409,069
Georgia — 1.1%
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Third Indenture, Series B (AGM), 5.00%, 7/01/37	10,000	10,325,760
Hawaii — 1.1%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33 (d)	9,830	10,258,195
Illinois — 4.2%
City of Chicago Illinois, GO, Refunding, Series A (AGC), 5.25%, 1/01/24 (h)	11,000	11,415,910
City of Chicago Illinois, RB, Motor Fuel Tax, Series A (AGC), 5.00%, 1/01/38	4,000	4,006,120
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.00%, 1/01/41	2,190	2,213,893
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	11,096,100
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	5,836	5,905,383
Metropolitan Pier & Exposition Authority, RB, McCormick Place Project, Series A, 5.00%, 6/15/42	720	725,810
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (h)	3,499	3,657,654

		39,020,870
Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	5,985	6,532,056
Louisiana — 1.1%
State of Louisiana Gas & Fuels, RB, Series (AGM), 5.00%, 5/01/36	10,000	10,487,500
Michigan — 1.2%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	11,600	11,481,912

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	39

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Nevada — 0.7%
Clark County Water Reclamation District, GO, Series B:
5.50%, 7/01/29	$510	$578,567
5.75%, 7/01/34	4,813	5,468,870

		6,047,437
New Jersey — 1.8%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	11,924,800
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (h)	4,961	5,151,857

		17,076,657
New York — 6.4%
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
Second General Resolution, Series CC, 5.00%, 6/15/47	15,520	15,920,571
Series DD, 5.00%, 6/15/37	17,567	18,125,309
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 3/15/43	14,280	14,775,516
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 143rd Series, AMT, 5.00%, 10/01/30	5,180	5,224,651
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (h)	4,500	4,868,460

		58,914,507
North Carolina — 1.0%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	8,976	9,112,239
Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	4,990	4,937,555
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	1,520	1,607,993

		6,545,548
Puerto Rico — 0.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	6,540	6,267,086
South Carolina — 0.4%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	3,779	3,887,023
Texas — 5.3%
Dallas Fort Worth International Airport, RB, Series H, AMT, 5.00%, 11/01/37 (h)	8,871	8,451,536
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/37	12,955	13,373,605
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Texas (concluded)
Houston ISD, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/33	$10,000	$10,511,800
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (h)	3,500	3,676,015
Tarrant County Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,799	1,788,152
Texas State University Systems, Refunding RB, 5.25%, 3/15/26	10,000	11,224,700

		49,025,808
Virginia — 0.4%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,944	4,148,002
Washington — 3.7%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/34	16,770	17,679,437
County of King Washington, RB (AGM), 5.00%, 1/01/37	15,785	16,338,592

		34,018,029
Wisconsin — 2.9%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,780	16,815,058
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc.:
5.25%, 4/01/39 (h)	7,459	7,619,717
5.00%, 4/01/42	2,490	2,452,526

		26,887,301
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 56.9%		526,642,057
Total Long-Term Investments (Cost — $1,510,132,812) — 167.8%		1,553,541,646

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	9,261,003	9,261,003
Total Short-Term Securities (Cost — $9,261,003) — 1.0%		9,261,003
Total Investments (Cost — $1,519,393,815) — 168.8%		1,562,802,649
Other Assets Less Liabilities — 0.7%		6,950,919
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (31.0%)		(287,541,370)
VRDP Shares, at Liquidation Value — (38.5%)		(356,400,000)

Net Assets Applicable to Common Shares — 100.0%		$925,812,198

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$4,879,926	$2,102
Royal Bank of Canada	$1,743,236	$92,498

(f)	Variable rate security. Rate shown is as of report date.

(g)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from January 01, 2016 to December 01, 2029 is $44,163,198.

(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
FFI Institutional Tax-Exempt Fund	21,624,366	(12,363,363)	9,261,003	$2,167

(j)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,553,541,646	—	$1,553,541,646
Short-Term Securities	$9,261,003	—	—	9,261,003

Total	$9,261,003	$1,553,541,646	—	$1,562,802,649

[1] See above Schedule of Investments for values in each state or political subdivision.
Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(17,395)	—	$(17,395)
TOB trust certificates	—	(287,425,797)	—	(287,425,797)
VRDP Shares	—	(356,400,000)	—	(356,400,000)

Total	—	$(643,843,192)	—	$(643,843,192)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	41

Statements of Assets and Liabilities

July 31, 2013	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Assets
Investments at value — unaffiliated[1]	$501,774,160	$853,242,154	$263,712,480	$851,346,326	$1,553,541,646
Investments at value — affiliated[2]	16,070,448	2,379,292	639,757	20,993,749	9,261,003
Interest receivable	5,338,275	11,921,718	2,815,531	9,697,842	17,558,766
Investments sold receivable	5,767,037	4,907,768	932,324	3,308,084	1,439,262
Deferred offering costs	109,078	314,610	221,384	418,167	550,707
Prepaid expenses	5,684	9,274	2,947	9,630	16,940

Total assets	529,064,682	872,774,816	268,324,423	885,773,798	1,582,368,324

Accrued Liabilities
Bank overdraft	8,272	11,227	5,388	12,526	17,395
Investments purchased payable	12,934,181	4,683,240	—	2,959,161	6,528,562
Income dividends payable — Common Shares	1,587,323	2,614,145	834,791	2,810,647	4,886,089
TOB trust payable	3,335,000	—	—	1,660,000	—
Investment advisory fees payable	218,352	373,983	115,144	377,134	672,631
Officer’s and Directors’ fees payable	8,431	174,270	4,523	186,567	314,987
Interest expense and fees payable	29,774	85,026	4,836	41,999	115,573
Other accrued expenses payable	113,176	130,613	81,476	148,056	195,092

Total accrued liabilities	18,234,509	8,072,504	1,046,158	8,196,090	12,730,329

Other Liabilities
TOB trust certificates	81,123,028	188,184,586	19,344,205	108,614,961	287,425,797
VMTP Shares, at liquidation value of $100,000 per share[3,4]	131,000,000	—	—	—	—
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	166,500,000	87,300,000	247,700,000	356,400,000

Total other liabilities	212,123,028	354,684,586	106,644,205	356,314,961	643,825,797

Total liabilities	230,357,537	362,757,090	107,690,363	364,511,051	656,556,126

Net Assets Applicable to Common Shareholders	$298,707,145	$510,017,726	$160,634,060	$521,262,747	$925,812,198

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$300,155,118	$492,932,229	$162,591,736	$535,644,034	$954,293,291
Undistributed net investment income	3,768,779	7,101,335	1,677,994	7,511,311	16,278,334
Accumulated net realized loss	(13,026,684)	(4,634,638)	(1,376,736)	(20,180,060)	(88,168,261)
Net unrealized appreciation/depreciation	7,809,932	14,618,800	(2,258,934)	(1,712,538)	43,408,834

Net Assets Applicable to Common Shareholders	$298,707,145	$510,017,726	$160,634,060	$521,262,747	$925,812,198

Net asset value per Common Share	$13.27	$14.83	$13.28	$13.17	$13.64

[1] Investments at cost — unaffiliated	$493,964,228	$838,623,354	$265,971,414	$853,058,864	$1,510,132,812
[2] Investments at cost — affiliated	$16,070,448	$2,379,292	$639,757	$20,993,749	$9,261,003
[3] Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	873	2,477	3,564
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	9,490	12,665	4,833	14,637	26,364
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	22,515,224	34,396,651	12,098,420	39,586,584	67,862,354

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2013

Statements of Operations

Year Ended July 31, 2013	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Income
Interest	$23,579,270	$38,780,200	$12,581,296	$41,596,790	$74,877,082
Income — affiliated	1,345	24	—	141	2,167

Total income	23,580,615	38,780,224	12,581,296	41,596,931	74,879,249

Expenses
Investment advisory	3,062,461	4,671,640	1,426,385	4,729,085	8,252,977
Professional	112,762	171,496	98,587	169,086	244,487
Accounting services	85,712	123,179	51,507	129,013	182,676
Officer and Directors	40,392	81,724	21,575	85,045	148,504
Transfer agent	49,867	39,953	20,006	60,182	117,126
Custodian	27,851	37,920	17,629	44,323	65,111
Printing	10,734	9,618	6,514	15,347	14,368
Registration	5,621	7,098	5,538	8,116	14,467
Miscellaneous	73,335	96,987	80,642	90,007	141,361

Total expenses excluding interest expense, fees and amortization of offering costs	3,468,735	5,239,615	1,728,383	5,330,204	9,181,077
Interest expense, fees and amortization of offering costs[1]	2,166,073	3,149,764	1,061,974	3,602,084	5,596,392

Total expenses	5,634,808	8,389,379	2,790,357	8,932,288	14,777,469
Less fees waived by Manager	(200,895)	(9,840)	(997)	(9,190)	(6,693)

Total expenses after fees waived	5,433,913	8,379,539	2,789,360	8,923,098	14,770,776

Net investment income	18,146,702	30,400,685	9,791,936	32,673,833	60,108,473

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	203,440	4,216,920	317,262	290,057	1,337,698
Financial futures contracts	1,182,538	906,969	100,309	376,545	670,353

	1,385,978	5,123,889	417,571	666,602	2,008,051

Net change in unrealized appreciation/depreciation on investments	(43,518,366)	(65,356,173)	(22,715,634)	(75,102,847)	(116,972,196)

Total realized and unrealized loss	(42,132,388)	(60,232,284)	(22,298,063)	(74,436,245)	(114,964,145)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(23,985,686)	$(29,831,599)	$(12,506,127)	$(41,762,412)	$(54,855,672)

[1] Related to TOBs, VMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	43

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)		BlackRock MuniYield California Quality Fund, Inc. (MCA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$18,146,702	$19,274,032	$30,400,685	$30,950,945
Net realized gain	1,385,978	6,203,078	5,123,889	7,279,735
Net change in unrealized appreciation/depreciation	(43,518,366)	41,808,358	(65,356,173)	71,266,940
Dividends to AMPS shareholders from net investment income	—	(130,644)	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(23,985,686)	67,154,824	(29,831,599)	109,497,620

Dividends to Common Shareholders From[1]
Net investment income	(19,181,097)	(19,801,506)	(31,360,905)	(30,736,093)

Capital Share Transactions
Reinvestment of common dividends	729,526	434,788	651,009	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(42,437,257)	47,788,106	(60,541,495)	78,761,527
Beginning of year	341,144,402	293,356,296	570,559,221	491,797,694

End of year	$298,707,145	$341,144,402	$510,017,726	$570,559,221

Undistributed net investment income	$3,768,779	$4,768,337	$7,101,335	$8,249,950

	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)		BlackRock MuniYield New York Quality Fund, Inc. (MYN)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$9,791,936	$9,682,216	$32,673,833	$32,644,363
Net realized gain (loss)	417,571	642,666	666,602	(1,622,452)
Net change in unrealized appreciation/depreciation	(22,715,634)	19,657,656	(75,102,847)	67,246,756

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(12,506,127)	29,982,538	(41,762,412)	98,268,667

Dividends to Common Shareholders From[1]
Net investment income	(10,016,396)	(10,519,402)	(33,685,995)	(33,617,202)

Capital Share Transactions
Reinvestment of common dividends	80,916	336,204	1,903,864	97,586

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(22,441,607)	19,799,340	(73,544,543)	64,749,051
Beginning of year	183,075,667	163,276,327	594,807,290	530,058,239

End of year	$160,634,060	$183,075,667	$521,262,747	$594,807,290

Undistributed net investment income	$1,677,994	$1,900,424	$7,511,311	$8,756,672

[1] Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2013

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund III, Inc. (MYI)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012

Operations
Net investment income	$60,108,473	$58,623,097
Net realized gain	2,008,051	2,233,203
Net change in unrealized appreciation/depreciation	(116,972,196)	141,075,518

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(54,855,672)	201,931,818

Dividends to Common Shareholders From[1]
Net investment income	(58,782,268)	(58,495,073)

Capital Share Transactions
Reinvestment of common dividends	3,428,470	1,599,734

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(110,209,470)	145,036,479
Beginning of year	1,036,021,668	890,985,189

End of year	$925,812,198	$1,036,021,668

Undistributed net investment income	$16,278,334	$15,519,850

[1] Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	45

Statements of Cash Flows

Year Ended July 31, 2013	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	BlackRock MuniYield California Quality Fund, Inc. (MCA)	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(23,985,903)	$(29,831,599)	$(12,506,127)	$(41,762,412)	$(54,855,672)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	84,903	802,525	124,424	162,749	(493,530)
Decrease in prepaid expenses	2,136	3,673	1,191	3,815	6,785
Decrease in investment advisory fees payable	(23,094)	(18,819)	(5,404)	(26,510)	(15,045)
Increase (decrease) in interest expense and fees payable	(6,537)	(26,783)	(1,748)	(12,721)	6,779
Increase in other accrued expenses payable	49,919	66,177	44,252	59,999	83,038
Increase in Officer’s and Directors’ fees payable	7,805	50,819	4,168	53,213	92,413
Net realized and unrealized loss on investments	43,314,926	61,139,253	22,398,372	74,812,790	115,634,498
Amortization of premium and accretion of discount on investments	2,202,630	3,671,895	92,284	1,219,914	(3,206,281)
Amortization of deferred offering costs	76,409	9,040	7,256	12,707	15,800
Proceeds from sales of long-term investments	238,001,961	241,830,883	39,002,415	112,411,994	144,391,552
Purchases of long-term investments	(219,649,298)	(237,803,628)	(47,771,914)	(96,753,641)	(199,400,890)
Net proceeds from sales (purchases) of short-term securities	(16,070,448)	2,491,616	5,914,535	(10,735,865)	12,363,363

Cash provided by operating activities	24,005,409	42,385,052	7,303,704	39,446,032	14,622,810

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	9,080,163	19,560,882	5,373,095	11,275,000	69,083,506
Cash payments for TOB trust certificates	(12,717,991)	(31,249,959)	(2,747,074)	(18,960,405)	(28,385,867)
Cash dividends paid to Common Shareholders	(18,515,584)	(30,707,202)	(9,935,113)	(31,773,153)	(55,337,844)
Increase (decrease) in bank overdraft	(1,851,997)	11,227	5,388	12,526	17,395

Cash used for financing activities	(24,005,409)	(42,385,052)	(7,303,704)	(39,446,032)	(14,622,810)

Cash
Net increase (decrease) in cash	—	—	—	—	—
Cash at beginning of year	—	—	—	—	—

Cash at end of year	—	—	—	—	—

Cash Flow Information
Cash paid during the year for interest expense and fees	$2,096,201	$3,167,507	$1,056,466	$3,602,098	$5,573,813

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$729,526	$651,009	$80,916	$1,903,864	$3,428,470

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

	Year Ended July 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$15.18	$13.07		$13.57		$12.27		$12.84

Net investment income[1]	0.81	0.86		0.89		0.92		0.90
Net realized and unrealized gain (loss)	(1.87)	2.14		(0.49)		1.26		(0.71)
Dividends to AMPS shareholders from net investment income	—	(0.01)		(0.02)		(0.02)		(0.12)

Net increase (decrease) from investment operations	(1.06)	2.99		0.38		2.16		0.07

Dividends to Common Shareholders from net investment income[2]	(0.85)	(0.88)		(0.88)		(0.86)		(0.64)

Net asset value, end of year	$13.27	$15.18		$13.07		$13.57		$12.27

Market price, end of year	$12.32	$15.55		$12.46		$14.26		$11.40

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(7.41)%	23.64%		3.19%		18.04%		1.58%

Based on market price	(16.08)%	32.85%		(6.38)%		33.51%		7.24%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses	1.66%	1.52%	[4]	1.30%	[4]	1.28%	[4]	1.66%	[4]

Total expenses after fees waived	1.60%	1.46%	[4]	1.23%	[4]	1.15%	[4]	1.45%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.97%	1.00%	[4,6]	1.07%	[4]	0.99%	[4]	1.04%	[4]

Net investment income	5.36%	6.05%	[4]	6.93%	[4]	6.92%	[4]	7.61%	[4]

Dividends to AMPS shareholders	—	0.04%		0.17%		0.18%		1.03%

Net investment income to Common Shareholders	5.36%	6.01%		6.76%		6.74%		6.58%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$298,707	$341,144		$293,356		$303,667		$274,342

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$131,000		$131,000		$131,000

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000		—		—		—

Portfolio turnover	40%	36%		24%		20%		37%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$80,983		$82,953		$77,357

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$328,021	$360,416		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 0.97%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	47

Financial Highlights	BlackRock MuniYield California Quality Fund, Inc. (MCA)

	Year Ended July 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$16.60	$14.31		$14.66		$13.43		$13.86

Net investment income[1]	0.88	0.90		0.91		0.87		0.86
Net realized and unrealized gain (loss)	(1.74)	2.28		(0.37)		1.15		(0.51)
Dividends to AMPS shareholders from net investment income	—	—		(0.02)		(0.03)		(0.12)

Net increase (decrease) from investment operations	(0.86)	3.18		0.52		1.99		0.23

Dividends to Common Shareholders from net investment income[2]	(0.91)	(0.89)		(0.87)		(0.76)		(0.66)

Net asset value, end of year	$14.83	$16.60		$14.31		$14.66		$13.43

Market price, end of year	$13.66	$16.59		$13.00		$14.02		$12.08

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(5.41)%	23.15%		4.21%		15.69%		3.03%

Based on market price	(12.83)%	35.48%		(1.01)%		23.00%		4.17%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.48%	1.62%		1.50%	[4]	1.11%	[4]	1.40%	[4]

Total expenses after fees waived and paid indirectly	1.48%	1.61%		1.49%	[4]	1.10%	[4]	1.38%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.92%	1.20%	[6]	1.15%	[4]	0.95%	[4]	1.02%	[4]

Net investment income	5.37%	5.79%		6.49%	[4]	6.10%	[4]	6.60%	[4]

Dividends to AMPS shareholders	—	—		0.16%		0.20%		0.91%

Net investment income to Common Shareholders	5.37%	5.79%		6.33%		5.90%		5.69%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$510,018	$570,559		$491,798		$503,869		$461,505

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		$166,525		$166,525

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$166,500	$166,500		$166,500		—		—

Portfolio turnover	25%	34%		26%		30%		25%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—		$100,648		$94,289

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$406,317	$442,678		$395,374		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM)

	Year Ended July 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$15.14	$13.53		$13.82		$12.87		$13.24

Net investment income[1]	0.81	0.80		0.86		0.91		0.93
Net realized and unrealized gain (loss)	(1.84)	1.68		(0.26)		0.90		(0.49)
Dividends to AMPS shareholders from net investment income	—	—		(0.03)		(0.04)		(0.14)

Net increase (decrease) from investment operations	(1.03)	2.48		0.57		1.77		0.30

Dividends to Common Shareholders from net investment income[2]	(0.83)	(0.87)		(0.86)		(0.82)		(0.67)

Net asset value, end of year	$13.28	$15.14		$13.53		$13.82		$12.87

Market price, end of year	$11.64	$14.52		$12.28		$13.67		$11.58

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(6.99)%	19.01%		4.74%		14.62%		3.81%

Based on market price	(14.99)%	25.76%		(3.89)%		26.01%		6.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	1.71%		1.32%	[4]	1.08%	[4]	1.28%	[4]

Total expenses after fees waived	1.54%	1.71%		1.31%	[4]	1.07%	[4]	1.26%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.95%	1.37%	[6]	1.21%	[4]	1.03%	[4]	1.12%	[4]

Net investment income	5.41%	5.56%		6.46%	[4]	6.74%	[4]	7.43%	[4]

Dividends to AMPS shareholders	—	—		0.23%		0.28%		1.15%

Net investment income to Common Shareholders	5.41%	5.56%		6.23%		6.46%		6.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$160,634	$183,076		$163,276		$166,773		$155,360

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		$87,350		$87,350

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,300	$87,300		$87,300		—		—

Portfolio turnover	14%	19%		18%		18%		9%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—		$72,733		$69,467

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$284,002	$309,709		$287,029		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	49

Financial Highlights	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

	Year Ended July 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$15.07	$13.44		$13.89		$12.65		$13.16

Net investment income[1]	0.83	0.83		0.87		0.90		0.87
Net realized and unrealized gain (loss)	(1.88)	1.65		(0.44)		1.08		(0.61)
Dividends to AMPS shareholders from net investment income	—	—		(0.03)		(0.04)		(0.13)

Net increase (decrease) from investment operations	(1.05)	2.48		0.40		1.94		0.13

Dividends to Common Shareholders from net investment income[2]	(0.85)	(0.85)		(0.85)		(0.70)		(0.64)

Net asset value, end of year	$13.17	$15.07		$13.44		$13.89		$12.65

Market price, end of year	$12.34	$15.11		$12.60		$13.57		$11.36

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(7.33)%	19.10%		3.36%		16.15%		2.29%

Based on market price	(13.40)%	27.38%		(0.81)%		26.36%		2.44%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	1.65%		1.34%	[4]	1.11%	[4]	1.34%	[4]

Total expenses after fees waived	1.53%	1.65%		1.33%	[4]	1.10%	[4]	1.32%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.91%	1.27%	[6]	1.14%	[4]	1.00%	[4]	1.06%	[4]

Net investment income	5.59%	5.78%		6.55%	[4]	6.69%	[4]	7.11%	[4]

Dividends to AMPS shareholders	—	—		0.21%		0.27%		1.09%

Net investment income to Common Shareholders	5.59%	5.78%		6.34%		6.42%		6.02%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$521,263	$594,807		$530,058		$547,812		$499,093

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		$247,700		$247,700

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700		$247,700		—		—

Portfolio turnover	10%	17%		18%		7%		22%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—		$80,293		$75,376

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$310,441	$340,132		$313,992		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.92%.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock MuniYield Quality Fund III, Inc. (MYI)

	Year Ended July 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$15.32	$13.19		$13.67		$12.27		$12.86

Net investment income[1]	0.89	0.87		0.89		0.89		0.87
Net realized and unrealized gain (loss)	(1.70)	2.13		(0.48)		1.31		(0.66)
Dividends to AMPS shareholders from Net investment income	—	—		(0.03)		(0.03)		(0.12)

Net increase (decrease) from investment operations	(0.81)	3.00		0.38		2.17		0.09

Dividends to Common Shareholders from net investment income[2]	(0.87)	(0.87)		(0.86)		(0.77)		(0.68)

Net asset value, end of year	$13.64	$15.32		$13.19		$13.67		$12.27

Market price, end of year	$12.80	$15.81		$12.17		$14.17		$12.12

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(5.66)%	23.45%		3.22%		18.19%		1.70%

Based on market price	(14.21)%	38.08%		(8.12)%		24.03%		5.72%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.43%	1.57%		1.32%	[4]	1.11%	[4]	1.46%	[4]

Total expenses after fees waived and paid indirectly	1.43%	1.56%		1.32%	[4]	1.11%	[4]	1.45%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.89%	1.19%	[6]	1.12%	[4]	0.97%	[4]	1.06%	[4]

Net investment income	5.83%	6.04%		6.85%	[4]	6.73%	[4]	7.52%	[4]

Dividends to AMPS shareholders	—	—		0.22%		0.26%		1.04%

Net investment income to Common Shareholders	5.83%	6.04%		6.63%		6.47%		6.48%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$925,812	$1,036,022		$890,985		$920,234		$825,622

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		$356,450		$358,625

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400	$356,400		$356,400		—		—

Portfolio turnover	9%	18%		12%		13%		30%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—		$89,545		$82,559

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$359,768	$390,691		$349,996		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly, excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	51

Notes to Financial Statements

1. Organization:

BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI”), (collectively, the “Funds” or individually a “Fund”), are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine, and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income,

52	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended July 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to

ANNUAL REPORT	JULY 31, 2013	53

Notes to Financial Statements (continued)

transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended July 31, 2013, no TOBs in which the Funds participated were terminated without the consent of the Trusts. The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Funds’ payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any,) of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At July 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUE	$146,170,655	$81,123,028	0.06% - 0.51%
MCA	$382,690,580	$188,184,586	0.06% - 0.14%
MYM	$34,155,110	$19,344,205	0.00% - 0.19%
MYN	$203,103,234	$108,614,961	0.06% - 0.36%
MYI	$526,642,057	$287,425,797	0.06% - 0.34%

For the year ended July 31, 2013, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUE	$87,215,191	0.69%
MCA	$201,272,535	0.66%
MYM	$17,000,288	0.64%
MYN	$113,197,395	0.80%
MYI	$262,503,992	0.65%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the

54	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2013
	Net Realized Gain (Loss) From
	MUE	MCA	MYM	MYN		MYI
Interest rate contracts:
Financial futures contracts	$1,182,538	$906,969	$100,309	$376,545		$670,353
Options[1]	—	—	—	(193,373)		—

Total	$1,182,538	$906,969	$100,309	$183,172		$670,353

[1]   Options purchased are included in the net realized gain (loss) from investments.

For the year ended July 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUE	MCA	MYM	MYN		MYI
Financial future contracts:
Average number of contracts sold	80	128	14	64		109
Average notional value of contracts sold	$10,702,090	$16,915,000	$1,833,691	$9,138,707		$14,502,832
Options:
Average number of option contracts purchased	—	—	—	1,223	[2]	—
Average notional value of option contracts purchased	—	—	—	$191,094	[2]	—
[2]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded purchased options and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract;

therefore, the credit risk is limited to failure of the clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the broker’s customers, potentially resulting in losses to the Funds.

ANNUAL REPORT	JULY 31, 2013	55

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each Fund’s average daily net assets at the following annual rates:

MUE	0.55%
MCA	0.50%
MYM	0.50%
MYN	0.50%
MYI	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2013, the amounts waived were as follows:

MUE	$3,302
MCA	$9,840
MYM	$997
MYN	$9,190
MYI	$6,693

The Manager voluntarily agreed to waive MUE’s investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the year ended July 31, 2013 the waiver was $197,593.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2013, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
MCA	—	$8,036,875

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended July 31, 2013, were as follows:

	Purchases	Sales
MUE	$221,376,570	$231,583,867
MCA	$228,448,794	$243,826,716
MYM	$44,595,828	$39,934,739
MYN	$97,376,087	$115,649,874
MYI	$199,424,044	$143,978,831

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013 attributable to amortization methods on fixed income securities, non-deductible expenses, distributions received from a regulated investment company, the reclassification of distributions and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MUE	MCA	MYM	MYN	MYI
Paid-in capital	$(79,347)	$(11,322)	$(7,947)	$(15,051)	$(492,041)
Undistributed net investment income	$34,837	$(188,395)	$2,030	$(233,199)	$(567,721)
Accumulated net realized loss	$44,510	$199,717	$5,917	$248,250	$1,059,762

56	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended July 31, 2013 and July 31, 2012 was as follows:

		MUE	MCA	MYM	MYN	MYI
Tax-exempt income[1]	7/31/13	$19,163,782	$33,161,559	$10,957,626	$36,363,648	$62,440,835
	7/31/12	20,882,325	31,356,352	10,640,020	34,539,953	59,767,679
Ordinary income[2]	7/31/13	17,315	2,539	4,228	4,934	203,729
	7/31/12	—	—	220,123	—	118,460

Total	7/31/13	$19,181,097	$33,164,098	$10,961,854	$36,368,582	$62,644,564

	7/31/12	$20,882,325	$31,356,352	$10,860,143	$34,539,953	$59,886,139

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2013, as exempt-interest dividends
[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

As of July 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	MUE	MCA	MYM	MYN	MYI
Undistributed tax-exempt income	$3,796,328	$7,225,192	$1,557,716	$6,931,188	$13,915,692
Undistributed ordinary income	227	—	7,765	85,858	3,993
Capital loss carryforwards	(9,398,712)	(4,809,571)	(968,448)	(17,917,406)	(80,078,998)
Net unrealized gains (losses)[3]	7,127,949	14,669,876	(2,540,549)	(3,040,646)	37,678,220
Qualified late-year losses[4]	(2,973,765)	—	(14,160)	(440,281)	—

Total	$(1,447,973)	$17,085,497	$(1,957,676)	$(14,381,287)	$(28,481,093)

[3]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the deferral of compensation to Directors and the treatment of residual interests in tender option bond trusts.

[4]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires July 31,	MUE	MCA	MYM	MYN	MYI
2014	—	—	—	$3,107,506	$1,213,491
2015	—	—	—	—	5,979,955
2016	—	—	$714,516	2,330,288	25,066,903
2017	$3,385,582	—	253,932	2,295,738	21,251,301
2018	6,013,130	$4,809,571	—	3,370,191	26,460,028
2019	—	—	—	1,287,746	—
No expiration date[5]	—	—	—	5,525,937	107,320

Total	$9,398,712	$4,809,571	$968,448	$17,917,406	$80,078,998

[5]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2013, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MUE	$4,657,548
MCA	$5,250,908
MYM	$108,551
MYI	$6,117,692

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MUE	MCA	MYM	MYN	MYI
Tax cost	$429,589,544	$652,594,618	$247,430,093	$766,480,871	$1,237,405,648

Gross unrealized appreciation	$17,846,714	$25,770,335	$8,128,207	$20,530,535	$61,416,978
Gross unrealized depreciation	(10,714,678)	(10,928,093)	(10,550,268)	(23,286,292)	(23,445,774)

Net unrealized appreciation (depreciation)	$7,132,036	$14,842,242	$(2,422,061)	$(2,755,757)	$37,971,204

8. Concentration, Market and Credit Risk:

MCA, MYM and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

ANNUAL REPORT	JULY 31, 2013	57

Notes to Financial Statements (continued)

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

As of July 31, 2013, MUE invested a significant portion of their assets in securities in the county/city/special district/school district, transportation and utilities sectors. MYN invested a significant portion of their assets in securities in the county/city/special district/school district and transportation sectors. MCA invested a significant portion of its assets in securities in the county/city/special district/school district and utilities sectors. MYM invested a significant portion of its assets in securities in the county/city/special district/school district sector. MYI invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting the county/city/special district/ school district, transportation and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding, including AMPS, is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPS, without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended July 31, 2013	Year Ended July 31, 2012
MUE	48,061	30,480
MCA	35,451	—
MYM	5,323	23,376
MYN	126,457	6,634
MYI	221,596	109,295

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYM, MYN and MYI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

58	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

The VRDP Shares outstanding as of July 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYM	5/19/11	873	$87,300,000	6/01/41
MYN	4/21/11	2,477	$247,700,000	5/01/41
MYI	5/19/11	3,564	$356,400,000	6/01/41

Each VRDP Fund entered into a fee agreement with the liquidity provider that required a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each VRDP Fund and the liquidity provider is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodians to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

The VRDP Funds are required to redeem their VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, the VRDP Funds are required to begin to segregate liquid assets with the Fund’s custodians to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2013, the VRDP Shares were assigned a long-term rating of Aa2 for MCA, MYM and MYN and Aa1 for MYI from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the VRDP Shares successfully remarketed prior to the beginning of the special rate period.

The annualized dividend rates for the VRDP Shares for the year ended July 31, 2013 were as follows:

Rate
MCA	1.08%
MYM	1.08%
MYN	1.08%
MYI	1.08%

VRDP Shares issued and outstanding remained constant for the year ended July 31, 2013.

On June 21, 2012, the VRDP Funds announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, the VRDP Funds are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. The VRDP Funds will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by

ANNUAL REPORT	JULY 31, 2013	59

Notes to Financial Statements (continued)

Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If the VRDP Funds redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium (up to 3% of the liquidation preference) payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of July 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUE	12/16/11	1,310	$131,000,000	1/02/15

MUE is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the Fund’s VMTP Shares will be extended or that the Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, the VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and the Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2013, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rate of the VMTP Shares for the year ended July 31, 2013 for MUE was 1.13%.

For financial reporting purposes, VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended July 31, 2013.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider, which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS were redeemable at the option of MUE, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of MUE, as set forth in MUE’s Articles of Supplementary were not satisfied.

From February 13, 2008 to the redemption date listed below, the AMPS of the Funds failed to clear any of their auctions. A failed auction was not an event of default for the Funds, but it had negative impact on the

60	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (concluded)

liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers.

As of July 31, 2013, the Funds did not have any AMPS outstanding.

During the year ended July 31, 2012, MUE announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MUE	A	1/06/12	1,345	$33,625,000
	B	1/05/12	1,345	$33,625,000
	C	1/11/12	2,550	$63,750,000

MUE financed the AMPS redemptions with the proceeds received from the issuance of VMTP shares of $131,000,000.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 3, 2013 to Common Shareholders of record on August 15, 2013:

Common Dividend Per Share
MUE	$0.0705
MCA	$0.0760
MYM	$0.0690
MYN	$0.0710
MYI	$0.0720

Additionally, the Funds declared a net investment income dividend on September 3, 2013 payable to Common Shareholders of record on September 16, 2013 for the same amounts noted above.

The dividends declared on VMTP or VRDP Shares for the period August 1, 2013 to August 31, 2013 were as follows:

	Series	Dividends Declared
MUE VMTP Shares	W-7	$117,433
MCA VRDP Shares	W-7	$151,401
MYM VRDP Shares	W-7	$79,383
MYN VRDP Shares	W-7	$225,237
MYI VRDP Shares	W-7	$324,080

ANNUAL REPORT	JULY 31, 2013	61

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock MuniHoldings Quality Fund II, Inc.,

BlackRock MuniYield California Quality Fund, Inc.,

BlackRock MuniYield Michigan Quality Fund II, Inc.,

BlackRock MuniYield New York Quality Fund, Inc.,

and BlackRock MuniYield Quality Fund III, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund II, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. (collectively, the “Funds”), including the schedules of investments, as of July 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield Michigan Quality Fund II, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. as of July 31, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 25, 2013

62	ANNUAL REPORT	JULY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Michigan Quality Fund II, Inc. (“MYM”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI” and together with MUE, MCA, MYM and MYN, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

The Board of each Trust considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, the Funds have redeemed 100% of their outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and a customized peer

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	JULY 31, 2013	63

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its

64	ANNUAL REPORT	JULY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of MUE noted that MUE ranked in the second, first and first quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MUE in that it measures a blend of total return and yield.

The Board of MCA noted that MCA ranked in the second, fourth and second quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MCA in that it measures a blend of total return and yield. MCA’s Board and BlackRock reviewed and discussed the reasons for MCA’s underperformance during the three-year period and will continue to monitor MCA’s performance.

The Board of each of MYM and MYN noted that its respective Fund ranked in the first quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MYM and MYN in that it measures a blend of total return and yield.

The Board of MYI noted that MYI ranked in the third, second and second quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MYI in that it measures a blend of total return and yield. MYI’s Board and BlackRock reviewed and discussed the reasons for MYI’s underperformance during the one-year period and will monitor MYI’s performance in the coming year.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of MUE, MCA, MYM, MYN and MYI noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive

ANNUAL REPORT	JULY 31, 2013	65

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

66	ANNUAL REPORT	JULY 31, 2013

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUE, MCA and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYM and MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, Rl 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	JULY 31, 2013	67

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	94 RICs consisting of 90 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	94 RICs consisting of 90 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	94 RICs consisting of 90 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)
James T.FIynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

68	ANNUAL REPORT	JULY 31, 2013

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School Since 2008, Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	94 RICs consisting of 90 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, 2012 and 2013, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn and in 2013, the Board unanimously approved extending the retirement age for Kathleen F. Feldstein, in each case, by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75 and Ms. Feldstein can serve until December 31 of the year in which she turns 73. Mr. Flynn and Ms. Feldstein turn 75 and 73, respectively, in 2014.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MUM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MUM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MUM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

ANNUAL REPORT	JULY 31, 2013	69

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Funds Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Funds serve at the pleasure of the Board.
[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[3] Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Provider Citibank, N.A. New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	The Bank of New York Mellon[4] New York, NY 10286	VRDP Remarketing Agent Citigroup Global Markets Inc. New York, NY 10179	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036
	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021			Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[3]	For MUE, MCA and MYI.
[4]	For MYM and MYN.

70	ANNUAL REPORT	JULY 31, 2013

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	18,469,831	664,940	0	18,466,757	668,014	0	18,450,844	683,927	0
MCA	27,574,117	1,243,503	0	27,427,975	1,389,645	0	27,656,646	1,160,974	0
MYI	60,869,701	1,594,631	0	60,695,688	1,768,644	0	60,827,588	1,636,744	0
MYM	8,986,323	720,048	0	8,969,552	736,819	0	8,959,869	746,501	0
MYN	30,856,251	1,291,366	0	30,904,531	1,243,086	0	30,871,642	1,275,975	0
	Frank J. Fabozzi¹			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	1,310	0	0	18,409,548	725,223	0	18,463,414	671,357	0
MCA	1,665	0	0	27,385,741	1,431,879	0	27,634,457	1,183,163	0
MYI	3,564	0	0	60,573,724	1,890,608	0	60,648,382	1,815,950	0
MYM	873	0	0	9,210,634	495,737	0	8,940,963	765,408	0
MYN	2,477	0	0	30,098,935	2,048,682	0	30,132,103	2,015,514	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	18,436,524	698,247	0	18,442,766	692,005	0	18,452,533	682,238	0
MCA	27,586,727	1,230,893	0	27,436,445	1,381,175	0	27,404,208	1,413,412	0
MYI	60,845,203	1,619,129	0	60,788,631	1,675,701	0	60,401,094	2,063,238	0
MYM	9,252,942	453,429	0	9,214,756	491,615	0	8,910,052	796,319	0
MYN	30,862,103	1,285,514	0	30,237,716	1,909,901	0	30,719,684	1,427,933	0
	W. Carl Kester¹			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUE	1,310	0	0	18,438,286	696,485	0
MCA	1,665	0	0	27,639,419	1,178,201	0
MYI	3,564	0	0	60,769,258	1,695,074	0
MYM	873	0	0	8,977,887	728,484	0
MYN	2,477	0	0	30,793,524	1,354,093	0

¹	Voted on by holders of Preferred Shares only.

ANNUAL REPORT	JULY 31, 2013	71

Additional Information (continued)

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Fund.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On August 11, 2010, the Manager announced that a shareholder derivative complaint was filed on August 3, 2010 in the Supreme Court of the State of New York, New York County with respect to MCA and MYI, which had previously received a demand letter from a law firm on behalf of each fund’s common shareholders. The complaint was filed against the Manager, BlackRock, Inc., MCA, MYI and certain of the directors, officers and portfolio managers (collectively, the “BlackRock Parties”) in connection with the redemption of auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”). The complaint alleged, among other things, that the BlackRock Parties breached their fiduciary duties to the common shareholders of MCA and MYI (the “Shareholders”) by redeeming AMPS at their liquidation preference and alleges that such redemptions caused losses to the Shareholders. On April 16, 2012, the plaintiffs amended their complaint and filed a consolidated shareholder derivative complaint, which contained similar substantive allegations to the original complaint. On July 20, 2012, the BlackRock Parties filed a motion to dismiss the Complaint (the “Dismissal Motion”). Plaintiffs, on September 14, 2012, moved to hold the defendants’ motion to dismiss in abeyance and allow plaintiffs to conduct limited discovery before responding to the motion. After the parties agreed to proceed with limited discovery, plaintiffs advised defendants that they would withdraw their action and, on June 10, 2013, the parties filed a stipulation dismissing the Consolidated Complaint without prejudice, subject to the approval of the court. The court dismissed the case without prejudice on June 17, 2013.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

72	ANNUAL REPORT	JULY 31, 2013

Additional Information (continued)

General Information (concluded)

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available

(1) without charge, upon request, by calling (800) 882-0052;

(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	JULY 31, 2013	73

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	ANNUAL REPORT	JULY 31, 2013

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS5-7/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Michigan Quality Fund II, Inc.	$31,763	$31,500	$0	$0	$11,800	$11,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval

(e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Michigan Quality Fund II, Inc.	$11,800	$11,300

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)    The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2013.

(a)(1)   The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2011, 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael Kalinoski	Director of BlackRock since 2006; Director of MLIM from 1999 to 2006.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of July 31, 2013:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$23.74 Billion	$0	$0	$0	$0	$0
Michael Kalinoski	11	0	0	0	0	0
	$5.66 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$23.74 Billion	$0	$0	$0	$0	$0

(iv)   Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2013:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore R. Jaeckel, Jr.	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification, Lipper Closed-End General Bond Fund classification, subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, subset of Lipper Closed-End Other Single State High Quality/Insured Muni Fund classification).
Michael Kalinoski	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Closed-End General Bond Fund classification, a subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, a subset of Lipper Closed-End CPG Other Single State High Quality/Insured Muni Fund classification).

Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm.

BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Michael Kalinoski	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Michigan Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Michigan Quality Fund II, Inc.

Date: October 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Michigan Quality Fund II, Inc.

Date: October 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Michigan Quality Fund II, Inc.

Date: October 2, 2013